EXHIBIT NO. 4

                           LOAN AND SECURITY AGREEMENT


     LOAN AND SECURITY AGREEMENT dated as of November 24, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the
"Agreement"), by and among Merrill Lynch International Bank Limited, a bank organized under the laws of England (the "Lender"), Belcrest Capital Fund LLC, a Massachusetts limited liability company (the "Borrower") and Merrill Lynch Capital Services, Inc. ("MLCS"). This Agreement establishes the terms and conditions that will govern the revolving credit loan from the Lender to the Borrower.

                                    RECITALS

     All terms not otherwise defined above or in this Introductory Statement are as defined in Article 1 hereof, or as defined elsewhere herein.

     The Borrower has requested the Lender to make Loans to the Borrower in the aggregate amount of $300,000,000 or such lesser amount as indicated herein. The Borrower wishes to pledge the Collateral to the Lender as security for the Loans and to MLCS as security for Borrower's obligations under the MLCS Swap Agreement.

     The Loans are to be secured by a pledge by the Borrower of the Collateral (as hereinafter defined), including 100% of the common stock of Belcrest Realty Corporation and the shares of Belvedere Capital Fund Company LLC, owned by the Borrower and held in a special securities account established and maintained with Investors Bank & Trust Company.

     Subject to the terms and conditions set forth herein, the Lender is willing to make the Loans to the Borrower.

     Accordingly, the parties hereto hereby agree as follows:

1. DEFINITIONS.

     For the purposes hereof unless the context otherwise requires, the following terms shall have the meanings indicated. Unless the context otherwise requires, any of the following terms may be used in the singular or the plural, depending on the reference:

     "ACT" shall have the meaning given to such term in Section 6.13.

     "AFFILIATE" shall mean with respect to any Person, any other Person which directly or indirectly controls, is controlled by or is under common control with such Person. A Person shall be deemed to control a Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through ownership of voting securities, by contract or otherwise.

     "BASE RATE" shall mean the floating annual rate of interest determined by the Lender and equal to a weighted average of rates on the second Business Day before the first Business Day of each week the Lender offers deposits in Dollars to leading banks in the London Inter Bank Market, for terms of one night, one week and one month, or if any such deposits are not offered by the Lender at the relevant time, the rate equal to its cost of such a deposit at the relevant time (such floating annual rate to change when and as such base rate changes).

     "BELVEDERE" shall mean Belvedere Capital Fund Company LLC.

     "BORROWING DATE" shall have the meaning given to such term in Section 2.2.

     "BORROWING NOTICE" shall have the meaning given to such term in Section 2.2.

     "BRC" shall mean Belcrest Realty Corporation, a Delaware corporation.

     "BUSINESS DAY" shall mean a day (other than a Saturday or Sunday) on which deposits in Dollars and any other relevant currency may be dealt in on the London Inter Bank Market and banks are open in London and New York City.

     "COLLATERAL" shall mean all personal property of the Borrower, tangible and intangible, wherever located or situated and whether now owned or hereafter acquired or created, including without limitation, all goods, accounts, documents, instruments, chattel paper, cash, bank accounts, inventory, contract rights, general intangibles, equipment, securities entitlements and securities (including, but not limited to the Pledged Securities) and any proceeds thereof or income therefrom, specifically including, but not limited to:

     (a) all stocks, bonds, or other securities or property now or hereafter in the Securities Account;

     (b) all credit balances, accounts, contract rights, general intangibles, instruments, documents, money, certificates of deposit and all other property of whatever kind or description now or hereafter in the Securities Account;

     (c) any securities described in confirmations and other reports delivered by Custodian to the Borrower or either Secured Party in connection with the Securities Account, which securities are deemed to be in the Securities Account for purposes of this Agreement;

     (d) all dividends, interest and proceeds of any of the property described in clauses (a), (b) or (c) above, including without limitation, proceeds of proceeds;

     (e) all its right, title and interest in and to all monies, debts, claims, securities and other property deposited with or owed or owing to either of the Secured Parties; and

     (f) all its right, title and interest in and to bullion, precious metals or other trades made on behalf of the Borrower (directly or indirectly) by Merrill Lynch Pierce Fenner & Smith (Brokers & Dealers) Limited;

PROVIDED, HOWEVER, that assets encumbered by a lien to a person other than the Secured Parties not otherwise prohibited by Section 8.2 of this Agreement shall be excluded from this definition of Collateral for such period as the underlying obligation which is secured by such lien exists; and provided further that the term Collateral as used herein shall not include any preferred stock of BRC issued from time to time which are temporarily held by the Borrower pending donation to one or more charitable organizations as contemplated under the Private Placement Memorandum.

     "COMMITMENT" shall mean three hundred million dollars ($300,000,000), or such lesser amount if reduced pursuant to Section 2.10.

     "COMMITMENT TERMINATION DATE" shall mean November 24, 2005 or such earlier date on which (i) the Loans shall become due in accordance with Section 10.2 or
(ii) the Borrower terminates the Commitment pursuant to Section 2.10.

     "COMPLIANCE  CERTIFICATE"  shall  have the  meaning  given to that  term in
Section 2.2.

     "CUSTODIAN" shall mean Investors Bank & Trust Company.

     "DEFAULT" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

     "DOLLARS" OR "$" shall mean the lawful currency of the United States of America.

     "EVENT OF  DEFAULT"  shall have the  meaning  given to that term in Section
10.1.

     "GAAP" shall mean generally accepted accounting principles consistently applied (except for accounting changes in response to FASB releases or other authoritative pronouncements).

     "INDEBTEDNESS" of any Person means (a) liability of such Person (i) for borrowed money, or under any reimbursement obligation related to a letter of credit or bond or performance bond facility, or (ii) evidenced by a bond, note, debenture or other evidence of indebtedness (including a purchase money obligation) representing extensions of credit or given in connection with the acquisition of any business, property, service or asset of any kind (iii) under swap, cap or other interest rate or foreign currency hedging agreements and options, financial future contracts and options on financial futures contracts or (iv) under margin accounts or other securities transactions conducted by the Borrower on margin or obligations with respect to a capital lease; (b) any liability of others either for any lease, dividend or letter of credit or for any obligation described in the preceding clause (a) that (i) the Person has guaranteed or that is otherwise its legal liability (whether contingent or otherwise or direct or indirect, but excluding endorsements of negotiable instruments for deposit or collection in the ordinary course of business) or
(ii) is secured by any Lien, charge,
easement, mortgage, pledge, security interest or other encumbrance or any restriction or limitation of any kind on any property or asset owned or held by that Person, regardless of whether the obligation secured thereby shall have been assumed by or is a personal liability of that Person and (c) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a) and (b) above.

     "INTEREST PERIOD" shall mean a period of one month to five years as selected by the Borrower in a written notice received by the Lender no later than 12:00 noon (London time) on the third Business Day before the first day of the Interest Period, provided, however, that no interest period will be selected which will end later than the Maturity Date. In the case of each Loan, the first Interest Period shall begin on the proposed date of such Loan and each subsequent Interest Period shall begin on the last date of the previous Interest Period. If any Interest Period would end on a day which is not a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, PROVIDED, HOWEVER, if such extension would cause such interest period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day. If the Borrower fails to timely specify an Interest Period, then the Interest Period for such Loan shall be the same as the Interest Period in effect as of the date notice should have been received.

     "INTEREST RATE" shall mean a rate per annum during each Interest Period, LIBOR plus 0.45%. In the event that for any reason the Lender is unable to define LIBOR, the Interest Rate shall mean the Base Rate plus 0.45%.

     "LIBOR" shall mean in relation to a particular Interest Period, the rate per annum equal to the rate (as determined by the Lender) (rounded to the next higher 1/16 of 1%) at which, at or about 11:00 a.m. (London time), the Lender offers deposits to leading banks in the London Inter Bank Market in an amount comparable to the relevant Loan for the applicable Interest Period, it being understood and agreed that a written statement by the Lender of the LIBOR rate hereunder shall be conclusive evidence of such rate.

     "LIEN" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance (excluding restrictions on the transfer of securities arising under Federal or state securities laws or by reason of contract and any right of first refusal or a right to purchase a Partnership Preference Unit (as defined in the Private Placement Memorandum)), lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

     "LOAN" shall mean a loan made by the Lender to the Borrower under this Agreement.

     "MLCS" shall mean Merrill Lynch Capital Services, Inc.

     "MLCS SWAP AGREEMENT" shall mean the Swap Agreement entitled "ISDA Master Agreement", and all exhibits thereto, dated as of November 24, 1998, between MLCS and the Borrower, and all "Transactions" and "Confirmations" thereunder.

     "MANAGER" shall mean Eaton Vance Management.

     "MATURITY DATE" shall mean November 24, 2005 or such earlier date on which the Loans shall become due in accordance with Section 10.2.

     "NET ASSET VALUE" shall be as defined in the Private Placement Memorandum.

     "NOTE" shall have the meaning given to such term in Section 2.1.

     "OBLIGATIONS" shall mean the due and punctual payment of (i) principal of and interest on the Loans, all fees and other monetary obligations of the Borrower to the Lender under this Agreement or the Note and (ii) all payments, fees and other monetary obligations of the Borrower to MLCS under this Agreement or the MLCS Swap Agreement.

     "OPERATING AGREEMENT" shall mean the Amended and Restated Operating Agreement of the Borrower dated November 24, 1998.

     "PERSON"  shall  include  any  individual,   company,  corporation,   firm,
partnership, joint venture, association, organization, trust, state or agency of a state (in each case, whether or not having separate legal personality).

     "PLEDGED SECURITIES" shall mean the Qualifying Assets and the other securities held in the Securities Account, including, but not limited to, shares of Belvedere Capital Fund Company LLC and shares of common stock of BRC.

     "PORTFOLIO" shall have the meaning given to such term in Section 7.15(c).

     "PRIVATE  PLACEMENT   MEMORANDUM"  shall  mean  the  Confidential   Private
Placement Memorandum of the Borrower dated August 14, 1998 and Supplement Number 1, dated November 12, 1998.

     "QUALIFYING ASSET" shall have the meaning given such term in the Private Placement Memorandum.

     "REPORT" shall have the meaning given to such term in Section 7.11.

     "REQUIRED AMOUNT" shall mean the amount of the "Net Market Quotation" (as hereinafter defined), if such amount is positive; PROVIDED, HOWEVER, that (A) for so long as the principal amount of the Loan outstanding shall be less than the greater of (i) $50,000,000 and (ii) 15% of the notional amount of the Transactions under the MLCS Swap Agreement or (B) if the Commitment shall be terminated, the Required Amount shall mean an amount equal to the sum of

(x) 3.7% of the notional amount of the Transactions under the MLCS Swap Agreement and (y) if positive, the amount of the Net Market Quotation. The "Net Market Quotation" is the sum of all Market Quotations (both positive and negative); PROVIDED, that MLCS need not obtain quotations from Reference Market-makers, but shall determine the Market Quotation on the basis of its customary method of valuation using mid-market swap rates and a zero coupon yield curve for the purpose of discounting to the present value. A positive Market Quotation shall mean that MLCS is exposed to the Borrower, a negative Market Quotation shall mean the Borrower is exposed to MLCS. Terms used in this definition and not otherwise defined in this Agreement shall have the meaning ascribed to them in the MLCS Swap Agreement.

     "SECURED PARTIES" shall mean the Lender and MLCS.

     "SECURITIES ACCOUNT" shall mean the securities account of the Borrower established with Custodian subject to the terms and provisions of the Securities Agreement.

     "SECURITIES AGREEMENT" shall mean the Securities Account Agreement among the Borrower, the Lender, MLCS and the Custodian, in form and substance satisfactory to the Lender and MLCS.

     "SECURITY  INTEREST"  shall have the meaning  given to such term in Section
4.1.

     "SHAREHOLDER" shall have the meaning given to such term in the Private Placement Memorandum.

2. THE LOAN.

     2.1. LOANS. The Lender agrees, on the terms and conditions set forth herein, from and including the date hereof through and including the Commitment Termination Date to make Loans to the Borrower from time to time in an amount not to exceed the Commitment less the principal amount of any outstanding Loans; provided, however, that the minimum amount of any Loan shall be $500,000 (or such lesser amount as shall equal the available but unused portion of the Commitment) or such greater amount which is a multiple of $100,000. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Loans at any time prior to the Commitment Termination Date. The Loans shall be evidenced by a promissory note substantially in the form of Exhibit A hereto (the "Note").

     2.2. BORROWING NOTICE. The Borrower shall give the Lender irrevocable notice (substantially in the form of Exhibit D hereto (a "Notice of Borrowing")) not later than 10:00 a.m. (New York City time) at least two Business Days before the proposed borrowing date (the "Borrowing Date") of any Loan specifying (i) the Borrowing Date of such Loan which shall be a Business Day, (ii) the principal amount of such Loan and (iii) the initial Interest Period applicable to such Loan and certifying the matters contained in Section 9.2 hereof. In addition to such notice, the Borrower shall deliver a Compliance Certificate substantially in the form of Exhibit E hereto (a "Compliance Certificate") to the Lender.

     2.3. METHOD OF FUNDING LOANS. The Borrower has provided the Lender with an instruction letter as to the proceeds of the Loan made on the date hereof. As to all future Loans, the Lender shall make available to the Borrower on each Borrowing Date, the Loans specified in the applicable Notice of Borrowing to the Borrower's account (Account No. 5821-5013, Control Wire, Re: Belcrest Capital Fund LLC-4931) at Custodian (or to such other account as to which the Borrower shall instruct the Lender) via Federal Funds wire transfer.

     2.4. INTEREST. Interest shall accrue on the unpaid principal amount of each Loan at the Interest Rate from and including the date of the Loan but excluding the date of any principal payment whether upon acceleration or otherwise. Interest accrued on each Loan shall be payable on (i) the last day of the Interest Period applicable thereto, (ii) in the case of Loans with Interest Periods in excess of six months, on the date during such Interest Period that would be the last day of an Interest Period commencing on the same day as the first day of such Interest Period but having a duration of six months and on any day on which Loans are repaid whether due to acceleration or otherwise. Notwithstanding anything in this Agreement to the contrary, the interest rate on the Loans shall in no event be in excess of the maximum interest rate permitted by applicable law. All interest shall accrue from day to day and shall be calculated on the basis of a 360 (three hundred and sixty) day year and the number of days elapsed.

     2.5. DEFAULT INTEREST. So long as an Event of Default shall have occurred and be continuing (after as well as before judgment), the Borrower shall pay interest on the unpaid principal amount of all Loans and on any interest, fees and other amounts payable hereunder, at the times specified in Section 2.4 hereof and on demand at a rate per annum equal (i) in the case of the principal amount of Loans, the Interest Rate then applicable to such Loans plus 2% per annum and (ii) in the case of such other amounts, an amount equal to the Base Rate plus 2% per annum.

     2.6. REPAYMENT AND TERMINATION. The Borrower shall repay the outstanding principal amount of all Loans on the Maturity Date.

     2.7. OPTIONAL PREPAYMENTS. The Borrower may from time to time on the last day of any Interest Period, upon five Business Days prior written notice to the Lender, which notice shall be irrevocable once given, pay the outstanding principal amount of the Loans, in whole or in part, without prepayment penalty, together with accrued interest to the date of such prepayment on the principal amount prepaid, provided that each partial principal repayment is in a minimum aggregate amount of $1,000,000 or any integral multiple of $100,000 in excess thereof.

     2.8. MANNER OF PAYMENTS. All payments by the Borrower hereunder and under the Note shall be made by the Borrower on the date when due without offset or counterclaim in Dollars in federal or other immediately available funds to Northern Trust International, New York, New York, A.B.A. No. 026001122, For the account of the Lender, Account No. 10022220230, or in accordance with the wire transfer instructions provided by the Lender to the Borrower from time to time. Any such payment received after 11:00 a.m. New York City time on the date when due shall be deemed received on the following Business Day.

     2.9. COMMITMENT FEE. The Borrower agrees to pay in arrears to the Lender on the last Business Day of each March, June, September and December in each year (commencing on the last Business Day of December 1998) prior to the Commitment Termination Date and on the Commitment Termination Date, a fee (the "Commitment Fee") of 1/10 of 1% per annum, computed on the basis of the actual number of days elapsed over a year of 360 days, on the average daily amount by which the Commitment exceeds the sum of the principal balance of Loans outstanding during the preceding period or quarter. Such Commitment Fee shall commence to accrue on the date on which this Agreement is fully executed and shall cease to accrue on the Commitment Termination Date.

     2.10. REDUCTION OR TERMINATION OF COMMITMENT. The Borrower shall have the right, upon at least five (5) Business Days' prior written notice to the Lender, to reduce permanently the Commitment in whole at any time, or in part from time to time, to an amount not less than the aggregate principal balance of the Loans then outstanding (after giving effect to any contemporaneous prepayment thereof in accordance with Section 2.7), without premium or penalty, provided that each partial reduction of the Commitment shall be in an amount equal to $1,000,000 or such greater amount which is an integral multiple thereof.

     2.11. CHANGE IN CIRCUMSTANCES. (a) In the event that after the date hereof any change in applicable law or in the official interpretation or administration thereof (including, without limitation, any request, guideline or policy not having the force of law) by any authority charged with the administration or interpretation thereof or, with respect to clause (ii), (iii) or (iv) below any change in conditions, shall occur which shall:

     (i) subject the Lender to, or increase the net amount of, any tax, levy, impost, duty, charge, fee, deduction or withholding with respect to any Loan for which the Interest Rate is based upon LIBOR (other than withholding tax imposed by the United States of America or any political subdivision or taxing authority thereof or any other tax, levy, impost, duty, charge, fee, deduction or withholding (x) that is measured with respect to the overall net income of the Lender, and that is imposed by the United States of America, or by the jurisdiction in which the Lender is incorporated, or in which the Lender has its principal office (or any political subdivision or taxing authority thereof or therein), or (y) that is imposed solely by reason of the Lender failing to make a declaration of, or otherwise to establish, non-residence, or to make any other claim for exemption, or otherwise to comply with any certification, identification, information, documentation or reporting requirements prescribed under the laws of the relevant jurisdiction, in those cases where a Lender may properly make such declaration or claim or so establish non-residence or otherwise comply); or

     (ii) change the basis of taxation of any payment to the Lender of principal or any interest on any Loan for which the Interest Rate is based upon LIBOR (except as limited in clause (i) above); or

     (iii) impose, modify or deem applicable any reserve, deposit or similar requirement against any assets held by, deposits with or for the account of or loans or commitments by an office of the Lender with respect to any Loan for which the interest rate is based upon LIBOR; or

     (iv) impose upon the Lender or the London Interbank Market any other condition with respect to any Loans for which the interest rate is based upon LIBOR or this Agreement;

and the result of any of the foregoing shall be to increase the actual cost to the Lender of making or maintaining any Loan hereunder or to reduce the amount of any payment (whether of principal, interest or otherwise) received or receivable by the Lender in connection with any Loan hereunder, or to require the Lender to make any payment in connection with any Loan hereunder, in each case by or in an amount which the Lender in its sole judgment shall deem material, then and in each case the Borrower shall pay to the Lender, as provided in paragraph (b) below, such amounts as shall be necessary to compensate the Lender for such cost, reduction or payment.

     (b) The Lender shall deliver to the Borrower from time to time, one or more certificates setting forth the amounts due to the Lender under paragraph (a) above, the changes as a result of which such amounts are due, the manner of computing such amounts and the manner of computing the amounts allocable to Loans hereunder pursuant to paragraph (a) above. Each such certificate shall be conclusive in the absence of manifest error. The Borrower shall pay to the Lender the amounts shown as due on any such certificate within ten Business Days after its receipt of the same. No failure on the part of the Lender to demand compensation under paragraph (a) above on any one occasion shall constitute a waiver of its rights to demand compensation on any other occasion. The protection of this Section shall be available to the Lender regardless of any possible contention of the invalidity or inapplicability of any law, regulation or other condition which shall give rise to any demand by the Lender for compensation thereunder.


3. ESTABLISHMENT OF SECURITIES ACCOUNT; PLEDGE OF COLLATERAL

     3.1. ESTABLISHMENT OF THE SECURITIES ACCOUNT. The Borrower shall establish with Custodian the Securities Account, which shall be known as the "Belcrest Capital Fund LLC Collateral Account for Merrill Lynch International Bank Limited and Merrill Lynch Capital Services, Inc.", or such other title acceptable to the Secured Parties to reflect their interest therein. The Borrower agrees, as a condition to the Lender's obligation to extend the Loan and MLCS' obligations under the MLCS Swap Agreement, to place the Pledged Securities in the Securities Account. The Borrower agrees at all times to maintain the Pledged Securities in the Securities Account, until the Borrower has satisfied all of the Obligations in full. The Borrower acknowledges that in establishing and maintaining the Securities Account, the Custodian is acting as the Secured Parties' agent for purposes of perfecting the Secured Parties' Security Interest.

     3.2. OTHER ACCOUNT PROVISIONS. The Borrower further acknowledges that the Securities Account shall be subject to the terms and conditions of the Securities Agreement.

4. PLEDGE AND SECURITY AGREEMENT.

     4.1. GRANT OF SECURITY INTEREST. As security for the Obligations, the Borrower hereby assigns, pledges, grants and conveys to the Secured Parties a continuing first priority lien and security interest (the "Security Interest") in the Collateral.

     The Borrower will take all action which either Secured Party requests and which is reasonably necessary to assure that each of the Secured Parties has a continuing perfected first priority Security Interest in the Collateral while this Agreement is in effect. Upon the request of either Secured Party, the Borrower will promptly execute and deliver to such Secured Party financing statements conforming to the Uniform Commercial Code in effect in the Commonwealth of Massachusetts and any other state or jurisdiction deemed appropriate by such Secured Party, and such other documents as may be required in order to perfect the Security Interest, all in a form such Secured Party deems to be acceptable. Upon the request of such Secured Party, the Borrower also agrees to promptly execute and deliver continuation statements conforming to the Uniform Commercial Code in effect in the Commonwealth of Massachusetts and any other state or jurisdiction deemed appropriate by such Secured Party and in a form such Secured Party deems to be acceptable. If the Borrower fails to promptly deliver to either Secured Party financing statements or continuation statements required by such Secured Party, such Secured Party may, to the extent permitted by law and without limiting its other rights under this Agreement and the Note, execute and file in the Borrower's name, as the Borrower's attorney-in-fact, such documents.

     If the location of the Borrower's principal executive office changes, the Borrower will immediately notify both Secured Parties in writing to that effect and will execute and deliver to the Secured Parties any additional financing statements or similar documentation the Secured Parties may reasonably request to assure the continued effectiveness of the Security Interest. Once both Secured Parties agree that the Borrower has fully and indefeasibly performed the Obligations, the Security Interest in any Collateral will be terminated, any such Collateral will be returned to the Borrower and the Secured Parties will, at the Borrower's expense, execute and deliver to the Borrower such documents as the Borrower may reasonably request to evidence such termination.

5. SPECIAL AGREEMENTS WITH RESPECT TO PLEDGED SECURITIES.

     On a continuing basis, the Borrower covenants with the Secured Parties that:

     5.1. LIQUIDATION OF PLEDGED SECURITIES. (a) If an Event of Default has occurred and is continuing, either of the Secured Parties shall be entitled to take market action against any securities held in the Securities Account in accordance with this Agreement, and where appropriate, the Secured Parties may execute and file the requisite number of S.E.C. Forms 144 on behalf of the Borrower.

     (b) In the event that upon the occurrence and continuation of an Event of Default, a Secured Party sells, assigns and delivers or otherwise transfers any of the Pledged Securities under this Agreement (a "Liquidation"), the Borrower will cooperate with such Secured Party in taking any and all action that such Secured Party deems necessary or appropriate to effect or facilitate such Liquidation. The Borrower agrees that upon the occurrence and continuation of an Event of Default, a Secured Party may, in its sole and absolute discretion, sell, or instruct Custodian to sell, all or any part of the Pledged Securities at private sale in such manner and under such circumstances as such Secured Party may deem necessary or advisable in order that the sale may be lawfully conducted. The Borrower acknowledges that the purchaser at such sale may be an Affiliate of a Secured Party.

Without limiting the foregoing, a Secured Party may (i) approach and negotiate with only one or a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Securities for their own account for investment and not with a view to distribution or resale thereof. In the event that any of the Pledged Securities are sold at private sale, the Borrower agrees that if the Pledged Securities are sold for a price which such Secured Party in good faith believed to be reasonable, then (a) the sale will be deemed to be commercially reasonable in all respects, (b) the Borrower will not be entitled to credit against its Obligations in an amount in excess of the purchase price, and (c) the Secured Parties will not incur any liability or responsibility to the Borrower in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale.

     (c) The Borrower understands and acknowledges that it may incur monetary liability to the issuer of the Pledged Securities under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), in connection with a sale of the Pledged Securities, whether initiated by it or by a Secured Party under this Agreement. The Borrower acknowledges that any such liability is strictly personal to it, and agrees to indemnify and hold the Secured Parties harmless from and against any and all losses, costs, liabilities or expenses arising out of or relating to a purchase or sale of any of the Pledged Securities under Section 16(b) of the 1934 Act at any time whatsoever.

6. REPRESENTATIONS AND WARRANTIES.

     On a continuing basis, the Borrower represents and warrants to the Lender (and to MLCS with respect to Section 6.1, 6.8-6.11, 6.14 and 6.15) that:

     6.1. COLLATERAL. (a) Except for the Secured Parties' rights established under this Agreement, the MLCS Swap Agreement and the Securities Agreement, the Borrower owns the Collateral (including without limitation the shares of common stock of BRC) free of any interest or Lien in favor of any third party or any restriction on transfer other than pursuant to the Operating Agreement or, as to restricted securities and Qualifying Assets, restrictions on transfer arising under Federal or state securities laws or by reason of contract. It is understood that the transfer of Partnership Preference Units (as defined in the Private Placement Memorandum) will be subject to various restrictions and limitations set forth in the applicable partnership agreements, and that such partnership agreements may subject the Units to a right of first refusal or a right to purchase such Units which may be exercised by the general partners (or their affiliates) of such partnerships.

     (b) The Security Interest is and shall remain a perfected and valid first priority Lien and security interest upon the Collateral.

     6.2. DUE ORGANIZATION. The Borrower is a limited liability company and BRC is a corporation, and each of them is duly organized and validly existing under the jurisdiction of its organization and has the power and authority to own its assets and to conduct the business which it conducts. Each of the Borrower and BRC is in good standing under the laws of the jurisdiction of its organization or formation and is duly qualified to do business in all jurisdictions in which the nature of its activities requires such qualification or has made (or will make promptly following the date hereof) all filings necessary to so qualify.

     6.3. POWER AND AUTHORITY; BINDING AGREEMENTS. The Borrower has the full right, power and authority to make, execute, deliver and perform its obligations under this Agreement and the execution, delivery and performance of the documents contemplated by this Agreement and consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of the Borrower. The Agreement and the Notes constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     6.4. NO VIOLATION. Neither the execution, delivery or performance by the Borrower of this Agreement and the related documents, the consummation of the transaction contemplated by this Agreement, nor compliance by the Borrower with the provisions of this Agreement will (i) violate any law, regulation, order, judgment or decree binding it, (ii) violate or conflict with, as applicable, its certificate of organization, Operating Agreement or other organizational or governing documents, (iii) conflict with, cause a breach of, constitute a default under, be cause for the acceleration of the maturity of, or create or result in the creation or imposition of any Lien, charge or encumbrance (other than in favor of the Lender) on any of its property under, any agreement, notice, indenture, instrument or other undertaking to which it is a party.

     6.5. NO CONSENTS. No order, consent, license, authorization, recording or registration is required to authorize or is required in connection with the execution, delivery and performance by the Borrower or the legality, validity, binding effect or enforceability of this Agreement upon or against the Borrower, any documents executed by the Borrower in connection with this Agreement or any transactions contemplated by this Agreement other than the filing of UCC-1 financing statements, the registration of the shares of Belvedere and the shares of common stock of BRC in the name of the Custodian or the Custodian's nominee and the written consent of the Manager of Belvedere to the Borrower's pledge of the shares of Belvedere.

     6.6. NO LITIGATION. There are no actions, suits, litigation or investigations, pending or threatened, against the Borrower that could (i) have a material adverse effect on the business, condition (financial or otherwise), obligations, operations, performance, properties or prospects of the Borrower or
(ii) affect the Borrower's ability to enter into and perform its obligations under this Agreement or any of the transactions contemplated by this Agreement.

     6.7. COMPLIANCE WITH LAWS. The operations of the Borrower are and have been in compliance in all material respects with all federal, state, local and foreign laws and regulations applicable to it, including, without limitation, tax, environmental and health and safety laws and regulations.

     6.8. NO MATERIAL ADVERSE CHANGE. Since the date of the Private Placement Memorandum, there has been no material adverse change in the business, condition (financial or otherwise), obligations, operations, performance, properties or prospects of the Borrower.

     6.9. SOLVENCY. After giving effect to the Loans, the MLCS Swap Agreement and the Borrower's obligations (i) the present fair value of the Borrower's assets exceeds the total amount of the Borrower's liabilities (including, without limitation, contingent liabilities), (ii) the Borrower has capital and assets sufficient to carry on its businesses, (iii) the Borrower is not engaged and is not about to engage in a business or a transaction for which its remaining assets are unreasonably small in relation to such business or transaction and (iv) the Borrower does not intend to incur or believe that it will incur debts beyond its ability to pay as they become due. The Borrower will not be rendered insolvent by the execution, delivery and performance of documents relating to this Agreement or by the consummation of the transactions contemplated under this Agreement.

     6.10. PLACE OF BUSINESS. The address of the principal executive office of the Borrower as indicated on the signature page hereto is correct.

     6.11. FULL DISCLOSURE. Neither this Agreement nor the Private Placement Memorandum nor any agreement, document, certificate or statement furnished to either Secured Party by the Borrower in connection with the transactions contemplated hereby, at the time it was furnished or delivered, contained any untrue statement of a material fact or omitted to state a material fact, under the circumstances under which it was made, necessary in order to make the statements contained herein or therein not misleading.

     6.12. SOLE BUSINESS. Neither the Borrower nor BRC is engaged in any business other than as described in the Private Placement Memorandum.

     6.13. INVESTMENT COMPANY ACT. The Borrower is not an investment company required to be registered under the Investment Company Act of 1940 (the "Act"), as amended.

     6.14. PRIVATE PLACEMENT MEMORANDUM. All transactions contemplated by this Agreement are consistent in all material respects with the descriptions thereof, if any, contained in the Private Placement Memorandum and neither the Borrower nor BRC has entered into any agreements which would otherwise prohibit, restrict or limit the transactions contemplated by this Agreement or the Private Placement Memorandum other than agreements as a holder of shares of Belvedere to be bound by the operating agreement of Belvedere, agreements as a holder of common stock of BRC to be bound by the Certificate of Incorporation of BRC, agreements entered into or made in connection with the acquisition of Qualifying Assets which restrict the transfer of such Qualifying Assets, and agreements entered into or made in connection with Partnership Preference Units as referred to in Section 6.1.

     6.15. PLEDGED SECURITIES. Any outstanding certificates representing the Pledged Securities will be physically held in the United States by Custodian or an authorized subcustodian or agent of the Custodian.

     6.16. BELCREST REALTY CORPORATION. The authorized capitalization of BRC consists of (i) 7000 shares of common stock $0.01 par value of which 1,550.809 shares are outstanding and owned by the Borrower on the date hereof and (ii) 3000 shares of preferred stock $0.01 par value, of which 2100 shares have been designated as class A preferred stock with a liquidation preference of $100 per share all of which are now or promptly after the date hereof to be issued to the Borrower and donated by the Borrower to charitable organizations as contemplated by the Private Placement Memorandum. All outstanding shares of common stock of BRC are owned by the Borrower. BRC intends to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended.

7. AFFIRMATIVE COVENANTS.

     Until  this  Agreement  has  terminated  and  all  Obligations   have  been
indefeasibly paid in full, the Borrower will and will cause its subsidiary BRC to:

     7.1. MAINTENANCE OF EXISTENCE. Preserve and maintain its existence and material rights and franchises.

     7.2. COMPLIANCE WITH LAWS. Comply in all material respects, with all applicable laws, statutes, codes, ordinances, regulations, rules, orders, awards, judgments, decrees, injunctions, approvals and permits applicable to it.

     7.3. PAYMENT OF TAXES. Pay all taxes, assessments and governmental charges imposed upon it or upon its property and all claims (including, without limitation, claims for labor, materials, supplies or services) which might, if unpaid, become a lien upon its property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and it has maintained adequate reserves with respect thereto.

     7.4. BOOKS AND RECORDS. Maintain or cause to be maintained at all times in accordance with GAAP (other than as to the valuation of the Pledged Securities which shall be in accordance with the valuation procedures described in the Private Placement Memorandum) true and complete books and records of its financial and business operations.

     7.5. AUDIT RIGHTS. Permit any representative of the Secured Parties to examine the Borrower's, and its consolidated subsidiary's, books and records and to make copies and take extracts therefrom, and to discuss the Borrower's affairs, finances and accounts with the Manager of the Borrower and with the Borrower's independent accountants, all at such reasonable times and as often as either Secured Party may reasonably request.

     7.6. MAINTENANCE OF COLLATERAL. Maintain the Pledged Securities and other Collateral in the Securities Account; PROVIDED, HOWEVER, that withdrawals, releases, distributions and transfers of Pledged Securities and other Collateral may be made in accordance with the terms of the Securities Agreement.

     7.7. NOTICES. Furnish to the Secured Parties: (i) within ten (10) days of becoming aware of the occurrence of any Default or Event of Default, notice of the occurrence and nature of such Default and of the steps that are being taken to cure such Default or Event of Default; and (ii) promptly after (a) the occurrence thereof, notice of the institution of or any material adverse development in any action, suit or proceeding or any governmental investigation or any arbitration, before any court or arbitrator or any governmental authority (involving in excess of $500,000, or otherwise material) against the Borrower or any material property of the Borrower, or (b) actual knowledge thereof, notice of the threat of any such action, suit, proceeding, investigation or arbitration.

     7.8. BANKRUPTCY. Notify the Secured Parties in writing before filing any petition seeking the protection of any bankruptcy, insolvency or any similar statutes, and neither the Borrower nor BRC will take any action (or fail to take any necessary action) which may cause a petition in bankruptcy, insolvency or any similar law or procedure to be filed against it or Belvedere.

     7.9. FINANCIAL AND CREDIT INFORMATION. (a) Notify the Secured Parties immediately, in writing, of any material change in the Borrower's or BRC's financial condition which would adversely affect the Borrower's ability to repay any obligation(s) to either Secured Party according to the terms of this Agreement, the Note or the MLCS Swap Agreement.

     (b) Supply to the Secured Parties such current financial information or other information as either Secured Party may reasonably request from time to time.

     (c) Permit the Secured Parties to share with any of their Affiliates, or any Person authorized by the Borrower, for legitimate business purposes, any information about the Borrower which it may currently possess or obtain in the future.

     (d) Permit each Secured Party to answer any questions about its credit experience with the Borrower.

     (e) Comply with any reasonable requests from either Secured Party for additional documentation required to be filed or executed by the Borrower from time to time by applicable law or the policies and procedures of such Secured Party.

     7.10. FINANCIAL STATEMENTS. Furnish the Secured Parties (i) within 60 days after the end of the first six-month fiscal period of the Borrower and its consolidated subsidiary, semi-annual unaudited financial statements consisting of a balance sheet of the Borrower, or its consolidated subsidiary and statements of operations and cash flows of the Borrower, and its consolidated subsidiary, for such period, all in reasonable detail and certified by the Manager of the Borrower, that such statements are correct and fairly present the financial condition of the Borrower and its consolidated subsidiary, as at the end of such fiscal period (subject to normal year-end audit adjustments); (ii) within 90 days after the end of each fiscal year of the Borrower, and its consolidated subsidiary, annual audited financial statements of the Borrower, and its consolidated subsidiary, consisting of a balance sheet as of the close of such fiscal year and related statements of operations and cash flows for such year, attached to which shall be a report of Deloitte & Touche,

L.L.P. or such other independent certified public accountants of recognized standing acceptable to the Secured Parties and which statement shall have been prepared in accordance with GAAP; (iii) upon receipt by the Borrower, copies of all financial reports distributed by or on behalf of Belvedere and (iv) concurrently with such distribution, copies of all financial reports distributed by or on behalf of the Borrower, and its consolidated subsidiary, to all Shareholders.

     7.11. MONTHLY REPORT. Provide the Secured Parties, within ten Business Days after the end of each calendar month, a Statement in the form of Exhibit B hereto (the "Report"). The Secured Parties reserve the right to request such additional information in connection with the Report and any Pledged Security as they deem appropriate.

     7.12. LIENS. Defend the Collateral (including the Pledged Securities) against any and all Liens, claims and other impediments howsoever arising, other than (i) the Lien to the Secured Parties created hereunder and (ii) Liens not otherwise prohibited under Section 8.2.

     7.13. GOVERNMENT APPROVAL. If any further authorizations, approvals, registrations or filings with any governmental or public regulatory body or authority of the United States, any state thereof or any other jurisdiction required for the performance by the Borrower of this Agreement should hereafter become necessary, obtain or make, or cause to be obtained or made, all such authorizations, approvals, registrations or filings.

     7.14. USE OF PROCEEDS. The Borrower shall use the proceeds of the Loans to acquire common stock and preferred stock of BRC, to finance the purchase of Qualifying Assets by BRC and by the Borrower, to finance the cost of qualifying BRC as a Real Estate Investment Trust, to pay placement fees, selling commissions and offering, organizational and loan facility expenses of the Borrower, for short-term liquidity needs and for other general working capital purposes, including payment of interest and fees hereunder.

     7.15. VALUATION COVENANTS. Maintain:

     (a) the market value of the total assets of the Borrower, and its consolidated subsidiary (less the market value of its assets pledged to another party), at an amount equal to or in excess of 250% of the sum of the Required Amount plus the outstanding principal balance of the Loans plus accrued and unpaid interest on the Loans;

     (b) the market value of the Borrower's, and its consolidated subsidiary's, Qualifying Assets at an amount not in excess of 40% of the market value of the Collateral. (In the event that the market value of the Qualifying Assets represents more than 40% of the market value of the Collateral, value for that portion exceeding 40% shall not be given in determining the market value of the Borrower's total assets for purposes of clause (a) above); and

     (c) by reason of its indirect interest in the securities which are directly held by the Tax-Managed Growth Portfolio (the "Portfolio"), not more than (i) 5% of the Borrower's, and its consolidated subsidiary's, total assets (taken at current value) as investments (directly or indirectly) in the securities of any one issuer (except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies) or (ii) 25% of the Borrower's, and its consolidated subsidiary's, total assets (taken at current value) as investments (directly or indirectly) in any one industry (or, with respect to real estate, in any one sector of the real estate market), but the restrictions contained in this clause (c) shall not apply to the Borrower's direct investments in (1) Qualifying Assets or (2) shares of Belvedere or (3) securities issued by BRC or to the Borrower's indirect investment in shares of the Portfolio (as distinguished from the underlying securities held by the Portfolio) held through its direct investment in shares of Belvedere or to BRC's investments in Qualifying Assets. (In the event that either of the foregoing restrictions contained in this clause (c) are exceeded, value for that portion of the excess shall not be given in determining the market value of the Borrower's, and its consolidated subsidiary's, total assets for purposes of clause (a) above.)

8. NEGATIVE COVENANTS OF THE BORROWER

     Until  this  Agreement  has  terminated  and  all  Obligations   have  been
indefeasibly paid in full, the Borrower will not, and it will not allow its subsidiary BRC to:

     8.1. NO INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness, except for (i) Indebtedness of the Borrower under this Agreement and the Note and the MLCS Swap Agreement, (ii) Indebtedness of the Borrower in respect of (x) swap, cap or other interest rate or foreign currency hedging arrangements (in each case, where used for hedging purposes), and (y) options, financial futures contracts and options on financial futures contracts (in each case, where used for hedging purposes), (iii) Indebtedness in respect of purchases of securities on short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities as described in the Private Placement Memorandum and (iv) overdrafts extended by the Custodian under the Securities Agreement. Nothing contained in this Section 8.1 shall prohibit the incurrence of the Required Amount.

     8.2. NO LIENS. Create, incur, assume or suffer to exist any Lien on any of its properties or assets except (i) Liens on assets of the Borrower (but not BRC) in respect of Indebtedness permitted under Section 8.1, (ii) Liens for taxes, assessments or similar charges incurred in the ordinary course of business which are not delinquent or which are being contested in good faith and by appropriate proceedings diligently conducted, and for which adequate reserves have been set aside in accordance with GAAP, provided that enforcement of such Liens is stayed pending such contest, (iii) statutory Liens arising by operation of law such as mechanics, materials, carriers', warehouse liens, (A) which occur in the ordinary course of business (B) which secure normal trade debt which is not yet due and payable, (C) which do not secure Indebtedness for borrowed money, (D) which are being contested in good faith and by appropriate proceedings diligently conducted, and (E) for which adequate reserves have been set aside in accordance with GAAP, provided that enforcement of such Liens is stayed pending such contest, (iv) Liens arising out of judgments or decrees which are being contested in good faith and by appropriate proceedings diligently conducted, and for which adequate reserves have been set aside in accordance with GAAP, provided that enforcement thereof is stayed pending such contest, (v) Liens of the Custodian under the Securities Agreement and (vi) Liens created pursuant to this Agreement, the MLCS Swap Agreement and the Securities Agreement.

     8.3. NO MERGERS, ETC. Enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution).

     8.4. NO NEW BUSINESS. Engage in any business other than as described in the Private Placement Memorandum.

     8.5. TRADING. Conduct any sale of any Qualifying Assets (other than (i) in connection with a distribution or redemption not otherwise prohibited under this Agreement or (ii) when the proceeds of such sale will be utilized to purchase other Qualifying Assets which are comparable to investment grade Qualifying Assets) without providing three Business Days' prior notice to the Lender.

     8.6. DISTRIBUTIONS. Make any distributions or honor any requests for redemptions if such distributions or withdrawals, if made, would result in the occurrence of a Default or an Event of Default of the type specified in Sections 10.1(a)(i), 10.1(b), 10.1(i) or 10.1(j).

     8.7. AMENDMENTS. Amend or modify, or permit to be amended or modified the Private Placement Memorandum or Operating Agreement of the Borrower, or the Certificate of Incorporation or By-Laws of BRC, without the prior written consent of the Secured Parties, which consent shall not be unreasonably withheld, except that the Borrower or BRC may make ministerial or other non-material changes, changes required to comply with statutory or regulatory requirements or revisions or changes reflecting matters, events or circumstances which should be described in the Private Placement Memorandum, provided, however, that the Borrower or BRC shall promptly notify the Secured Parties of such changes.

     8.8. CUSTODIAN. Terminate the services, or accept the resignation of the Manager of the Borrower or the Custodian without the prior written consent of the Secured Parties.

     8.9 LIMITATION ON RESTRICTION ON SUBSIDIARY DIVIDENDS AND OTHER DISTRIBUTIONS, ETC. Create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of BRC to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower other than such restrictions as are set forth in BRC's Certificate of Incorporation and Certificate of Designation of class A preferred stock, or pay any indebtedness owed to the Borrower, (b) make loans or advances to the Borrower, or (c) transfer any of its properties or assets to the Borrower.

9. CONDITIONS PRECEDENT TO CLOSING

     9.1. CONDITIONS PRECEDENT TO INITIAL LOAN. It shall be a condition precedent to the effectiveness of this Agreement and the making of the initial Loan hereunder that the Lender shall have received the following, in form and substance satisfactory to the Lender in its sole discretion:

     (a) Evidence satisfactory to the Lender that the Borrower is duly authorized to enter into this Agreement and all transactions contemplated hereby and to execute and deliver this Agreement, the Notes and all documents to be executed in connection therewith;

     (b) A certificate of the Manager of the Borrower attesting, among other things, (i) that true, correct and complete copies of the Borrower's certificate of organization and Operating Agreement, together with all amendments thereto, have been delivered to the Lender, (ii) that provisions of the Operating
Agreement authorize the Manager to authorize the execution, delivery and performance in accordance with their terms of the Agreement, the Notes and the other documents and transactions contemplated thereby and the borrowings hereunder and the Manager has so authorized and such authorization is in full force and effect, (iii) that all representations and warranties made in connection with this Agreement are true, accurate and correct in all respects,
(iv) to the incumbency of the Manager, or any other Person executing this Agreement, the Notes and any related documents on behalf of the Borrower, and
(v) attached thereto is a (i) a true, correct and complete copy of certificate of organization filed in the Borrower's jurisdiction of organization and (ii) a true, correct and complete copy of the certificate of incorporation, certificate of designation of class A preferred stock, and by-laws of BRC.

     (c)  A  certificate   of  good  standing  from  the  Borrower's  and  BRC's
jurisdiction of organization;

     (d) The Securities Agreement duly executed on behalf of the Borrower and the Custodian;

     (e) Written evidence that the Securities Account has been established and that the Manager of Belvedere has consented to the pledge of the shares Belvedere;

     (f) Evidence that the aggregate market value of the Collateral (as of the date of the initial Loan and as calculated in accordance with the determination of Net Asset Value) is equal to or exceeds 250% of the sum of the Required Amount plus the principal amount of the initial Loan;

     (g) the UCC-1 Financing Statements duly signed on behalf of the Borrower;

     (h) Instructions from the Borrower in connection with the payment from the proceeds of the initial Loan of all placement fees, selling commissions and cost and fees (including legal fees incurred by the Lender as to which a statement has been delivered to the Borrower) which are due and payable as of the date hereof;

     (i) The favorable opinion of Counsel to the Borrower covering matters of Massachusetts and United States law, in the form of Exhibit C hereto;

     (j) the Note, dated as of the date hereof, duly executed on behalf of the Borrower;

     (k) the Closing (as defined in the Private Placement Memorandum) shall occur contemporaneously with the making of the initial Loan hereunder;

     (l) (i) the MLCS Swap Agreement and all Exhibits thereto, duly executed on behalf of the Borrower and (ii) evidence that the Borrower has executed the "Confirmations" relating to the MLCS Swap Agreement; and

     (m) the Lender shall have received such other documents as the Lender may reasonably require.

     9.2. CONDITIONS PRECEDENT TO ALL LOANS. It shall be a condition precedent to all Loans (including the initial Loan hereunder) that on the date of such Loan the following statements shall be true (and each request for a Loan shall constitute a representation and warranty by the Borrower that on the date of such Loan that such statements are true):

     (a) After giving effect to such Loan, the total of all Loans outstanding will not exceed the Commitment;

     (b) The representations and warranties contained in Article 6 are true and correct on and as of the date of such Loan, except to the extent such representations and warranties specifically relate to an earlier date.

     (c) No event has occurred or is continuing or would result from the making of such Loan which would constitute a Default or an Event of Default; and

     (d) The Borrower has delivered to the Lender the Notice of Borrowing and Compliance Certificate required pursuant to Section 2.2 hereof.

     In addition, it shall be a condition precedent to all Loans (including the initial Loan) that after giving effect to such Loan, the aggregate market value of the Collateral shall be equal to or exceed 250% of the sum of the Required Amount plus the principal amount of the Loans outstanding together with accrued and unpaid interest thereon plus any other amounts due and owing under this Agreement (in each case, as determined on the most recent date for which the Borrower calculates its aggregate Net Asset Value (but in no event earlier than ten (10) Business Days prior to the making of such Loan) and as calculated in accordance with the determination of such Net Asset Value).

10. DEFAULTS; REMEDIES

     10.1. EVENTS OF DEFAULT. An event of default ("Event of Default") will occur under this Agreement and the Note if:

     (a) the Borrower fails (i) to make any payment when it is due as required by this Agreement and such default continues unremedied, in the case of payments of any amounts other than principal, for five days after such amount becomes due or (ii) to observe or perform any covenant or agreement contained in Article 8 of this Agreement or Article 4 of the Securities Agreement or (iii) to observe or perform any other covenant or agreement contained in this Agreement and such default continues unremedied for 30 days;

     (b) the aggregate market value of the Collateral (as calculated in accordance with the determination of aggregate Net Asset Value) shall be less than 250% of the sum of the Required Amount plus the principal amount of the Loans outstanding together with accrued and unpaid interest thereon plus any other amounts due and owing under this Agreement;

     (c) the Borrower makes, or the Lender discovers that the Borrower has made, a material misrepresentation in connection with this Agreement, the Notes or the Loans;

     (d) default shall be made (and not cured within any applicable grace period) with respect to the payment of any Indebtedness or other obligation of the Borrower, the outstanding amount of which exceeds $1,000,000 or a default shall have occurred under the MLCS Swap Agreement;

     (e) (i) an attachment is levied against all or any portion of the Securities Account or (ii) Custodian shall have breached any provision of the Securities Agreement;

     (f) either Secured Party reasonably determines that the Security Interest (in whole or in part) hereby created is not in full force and effect or does not have the priority stated herein;

     (g) either Secured Party reasonably determines that it is or will become unlawful or contrary to any directive, regulation or the like (whether or not having the force of law) of any governmental or other regulatory body or authority for the Borrower or the Lender to carry out all or any of its obligations hereunder;

     (h) final judgment for the payment of money in excess of $1,000,000 shall be rendered against the Borrower or BRC and within thirty (30) days from the entry of judgment shall not have been discharged or stayed pending appeal or shall not have been discharged within thirty (30) days from the entry of a final order of affirmance or appeal;

     (i) any step is taken or legal proceeding started by any Person in the bankruptcy of the Borrower or BRC or for the appointment of a receiver, administrator, trustee or similar officer of the Borrower or BRC or of any or all of the revenues and assets of the Borrower or BRC or the winding-up, administration, dissolution or reorganization of the Borrower or BRC;

     (j) the Borrower or BRC is insolvent, is unable to pay its debts as they fall due, stops, suspends or threatens to stop or suspend payment of all or a material part of its debts, begins negotiations or takes any proceeding or other step with a view to readjustment, rescheduling or deferral of all of its indebtedness or any part of its indebtedness which it would or might otherwise be unable to pay when due or proposes or makes a general assignment or an arrangement or composition with or for the benefit of the creditors;

     (k) the Borrower is subject to  dissolution or termination as the result of
(i) a vote to dissolve by the Shareholders, (ii) the election by Manager to terminate the operations of the Borrower or (iii) the expulsion, bankruptcy or dissolution of a Shareholder, unless within 90 days thereafter, the Shareholders holding at least a majority of the interests in the Borrower vote to continue the operations of the Borrower; or

     (l) the ratio of Belvedere's total assets to total liabilities (excluding the amount of any Shares submitted for redemption but not yet redeemed in the ordinary course of business) shall at any time be less than 10:1.

     10.2. REMEDIES. (a) Upon the occurrence and during the continuation of an Event of Default, the Lender may, without prejudice to any other right or remedy of the Lender, at law, by contract or otherwise, by notice to the Borrower declare all Loans, accrued interest thereon and any other sum then payable hereunder to be immediately due and payable by the Borrower to the Lender whereupon they shall become so due and payable, and/or declare the Commitment to be terminated, whereupon it shall so terminate. If an Event of Default specified in clause (i) above shall have occurred, the Commitment shall automatically terminate and the Note shall automatically become due and payable, both as to interest and principal, without presentment, demand, protest or other notice of any kind. Upon the occurrence and continuation of an Event of Default, the Lender may to the extent permitted by applicable law, also set-off, against any amount owing to it under this Agreement and the Note, any securities, cash or other property of the Borrower in the Lender's possession.

     (b) Upon the occurrence and continuation of an Event of Default, either Secured Party may, at its option, instruct Custodian to cancel any open orders and close any and all outstanding financial contracts referred to in subparagraph (a)(iii) of the definition of Indebtedness, transfer any or all of the Pledged Securities to such Secured Party or its designee, transfer the whole or any part of the Collateral into its name or the name of its nominee or to notify the obligors on any Collateral to make payment to the Secured Parties or their nominee of any amounts due thereon and to take control or grant its nominee the right to take control of any proceeds of the Collateral, liquidate the Pledged Securities or other Collateral, withdraw and/or sell any such Pledged Securities or other Collateral and apply any such Collateral as well as the proceeds of any such Pledged Securities or other Collateral to all unpaid Obligations in such order as the Lender defines in its sole discretion. The Borrower will be responsible for any decrease in the value of the Collateral occurring prior to liquidation. Upon the occurrence and continuation of an Event of Default, the Secured Party may also set-off, against any amount owing to it under this Agreement, the Note or the MLCS Swap Agreement, any securities, cash or other property of the Borrower in such Secured Party's possession, directly or through Custodian as agent for such Secured Party.

     (c) Either Secured Party may exercise any or all of the rights contained in this Section without further demand for additional Collateral, or notice of sale or purchase, or other notice or advertisement. Any sales or purchases made pursuant to this Section may be made at such Secured Party's discretion on any exchange or other market where such business is usually transacted, or at public auction or private sale, and such Secured Party or its agent or any Affiliate of either Secured Party or its agent may be the purchaser for such Secured Party or its agent or such

Affiliate's or its agent's own account. It is understood that the giving of any prior demand or call or prior notice of the time and place of such sale or purchase by such Secured Party or its agent will not be considered a waiver of such Secured Party's right to sell or buy without any such demand, call or notice as provided in this Agreement.

     (d) In addition to the Secured Parties' rights and remedies described in this Agreement, the Secured Parties have the right to exercise any one or more of the rights and remedies of a secured creditor under the Uniform Commercial Code in effect in the State of New York. All the rights and remedies which are available to the Secured Parties under this Agreement are cumulative and are in addition to any and all other rights and remedies which are otherwise available to the Secured Parties either at law, equity or otherwise. The Secured Parties may exercise any one or more of such rights and remedies simultaneously or successively.

11. MISCELLANEOUS

     11.1. EXPENSES. Whether or not the transactions hereby contemplated shall be consummated, the Borrower agrees to pay all reasonable expenses incurred by the Lender in connection with, or growing out of, the negotiation, preparation, execution, delivery, waiver, modification or enforcement and administration of this Agreement (including any amendment hereto) and any other documentation contemplated hereby, the Notes and the Collateral (including the Pledged Securities), including, but not limited to, the reasonable fees and disbursements of any counsel for the Lender.

     11.2. COST OF COLLECTION. If the Borrower fails to make any payment under this Agreement as and when required, the Borrower must pay, to the extent permitted by applicable law, Secured Parties' court and collection costs, including legal fees, any costs incurred in the disposition of the Collateral, and, if the Loan is referred for collection to any attorney not employed by the Lender or one of its affiliates, the Lender's reasonable attorney fees.

     11.3. INDEMNITIES. The Borrower shall on demand indemnify such of the Secured Parties to the extent such Secured Party has sustained or suffered:

     (i) Any increased cost in maintaining the Commitment, all or any part of any Loan or any other amount outstanding under this Agreement or any reduction in the effective return to the Lender under this Agreement or in the rate of overall return on its capital below that which it would have been able to achieve but for its entering into or giving effect to the Agreement, in each case, which is sustained or incurred directly or indirectly as a consequence of, or of compliance with, any change after the date hereof in any law, regulation, guideline, order or any directive or the like (whether or not having the force of law) of any governmental or other regulatory body or authority including any law, regulation, directive or the like affecting the manner in which the Lender allocates capital resources to its obligations under this Agreement or any interpretation by any such governmental or regulatory body or authority;

     (ii) Any funding and any other cost, expense or liability (including loss of profit, legal fees and taxes) sustained or incurred by either Secured Party
(1) to render this Agreement (including the Security Interest created by this Agreement) enforceable, (2) in connection with protecting or enforcing the Secured Parties' rights under this Agreement and/or any amendment thereto, (3) as a result of the occurrence or continuance of any Default, or (4) as a result of the receipt or recovery by the Lender of all or any part of a Loan (other than a Loan interest on which is calculated by reference to Base Rate) or an overdue sum otherwise than on the last day of an Interest Period applicable to that Loan;

     (iii) Any stamp, documentary, registration or similar tax payable in connection with the entry into, registration, performance, enforcement or admissibility in evidence of the Agreement and/or any such amendment, supplement or waiver, promptly and in any event before any interest or penalty becomes payable, together with any liability with respect to or resulting from any delay in paying or omission to pay any such tax;

     (iv) Any claims, demands, losses, judgments, damages and liabilities (including liabilities for penalties) incurred by such Secured Party and/or its directors, officers, employees and agents (each an "Indemnified Party") as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not such Secured Party is a party thereto) related to the entering into and/or the performance of this Agreement, or the use of the proceeds of any Loan hereunder or the consummation of any other transaction contemplated by this Agreement, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses of an Indemnified Party to the extent incurred (i) by reason of the gross negligence or willful misconduct of such Indemnified Party or (ii) as a result of any dispute between Indemnified Parties or any conflicting instructions given to the Borrower by Indemnified Parties); and

     (v) Any claims, demands, losses, judgments, damages and liabilities (including liabilities for penalties) incurred by an Indemnified Party as a result of, or arising out of, or in any way related to, or by reason of, any loss incurred by any Shareholder whether as a result of an adverse tax situation or otherwise, arising from or in any way related to any act or failure to act by either Secured Party in connection with the Collateral or this Agreement.

     11.4. DELAY IN ENFORCEMENT; NO WAIVER. The Secured Parties or either of them can choose to delay or not to enforce any of their rights under this Agreement without losing such rights or in any way affecting the ability of the other Secured Party to exercise such rights. If either of the Secured Parties chooses not to exercise or enforce (or is prevented from exercising or enforcing) any of such rights, the Borrower agrees that such Secured Party is not waiving the right to enforce such rights at a later time or any of its other rights, and that the other Secured Party may, nevertheless, proceed to independently exercise or enforce any or all of such rights as it may deem appropriate. Any waiver of the Secured Parties' rights under this Agreement must be in writing.

     11.5. STATEMENTS AND NOTICES. Statements and notices will be sent to the address for the Borrower indicated on the signature page hereto, unless the Borrower notifies the Lender in writing of a change in address. The Borrower agrees to provide the Lender with 30 Business Days' prior written notice of any change of address or name. The Borrower agrees to send correspondence to (i) the Lender at the address for the Lender indicated on the signature page or as otherwise provided by the Lender from time to time with a copy to the Lender's Representative Office located at 65 East 55th Street, 29th Floor, New York, New York 10022, Attention: G. Frederick Reinhardt, telephone no.: 212- 610-2041, telecopier no.: 212-610-2080 and (ii) as set forth in the MLCS Swap Agreement.

     11.6. WAIVERS. To the extent permitted by applicable law, the Borrower waives the Borrower's rights to require the Lender, (a) to demand payments of amounts due (known as "presentment"); (b) to give notice that amounts due have not been paid (known as "notice of dishonor"); and (c) to obtain an official certification of non-payment (known as "protest").

     11.7. NON-RECOURSE. Each Secured Party hereby agrees for the benefit of each and every Shareholder of the Borrower, the Manager of the Borrower, each employee, officer and trustee of the Manager and of the Borrower, and any successor, assignee, heir, estate, administrator or personal representative of any such person (a "Non-Recourse Person") that: (a) no Non-Recourse Person shall have any personal liability for any obligation of the Borrower under this Agreement or the Note or the Securities Agreement, the MLCS Swap Agreement or any other instrument or document delivered pursuant hereto or thereto; (b) no claim against any Non-Recourse Person may be made for any obligation of the Borrower under this Agreement or the Note or the Securities Agreement or any other instrument or document delivered pursuant hereto or thereto, whether for payment of principal of, or interest on, the Loans or for any fees, costs, expenses or other amounts payable by the Borrower hereunder or thereunder, or otherwise; and (c) the obligations of the Borrower under this Agreement, the Note, the Securities Agreement or the MLCS Swap Agreement or other document or instrument delivered pursuant hereto or thereto are enforceable solely against the Borrower and the Borrower's properties and assets. Nothing contained in this Section shall be construed as limiting the Secured Parties' rights against the Custodian in its capacity as custodian and account carrier under the Securities Agreement.

     11.8. FURTHER ASSURANCES. The Borrower agrees that upon the request of either Secured Party, it shall execute and/or deliver any additional agreements, documents and instruments as may be reasonably requested by such Secured Party from time to time, including, without limitation, opinions of counsel with respect to the continuing authority of the Borrower to perform its obligations under this Agreement (which counsel shall be satisfactory to the Secured Parties in their sole discretion), which agreements, documents or instruments shall be satisfactory to the Secured Parties in their sole discretion.

     11.9. SUCCESSORS AND ASSIGNS. (a) This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of all the parties to this Agreement. Either Secured Party may assign at its sole option all or part of its rights, obligations and remedies under this Agreement. Any such assignee of such rights and obligations shall be entitled to the full benefit of this Agreement to the same extent as if it were an original party in respect of the rights or obligations assigned or transferred to it. Either Secured Party may disclose to a potential assignee (or any other Person who has entered or proposes to enter into contractual arrangements with the Lender in relation to or concerning this Agreement) such information about the Borrower, and this Agreement as it may deem appropriate. The Borrower may not assign its rights or obligations under this Agreement.

     (b) The Lender may grant participations in all or any part of its Loans and its Commitment to one or more commercial banks, provided that (i) the Lender's obligations under this Agreement shall remain unchanged, (ii) the Lender shall remain solely responsible to the Borrower for the performance of such obligations, (iii) the Borrower shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Agreement, (iv) no sub-participations shall be permitted and (v) the voting rights of any holder of any participation shall be limited to decisions that only do any of the following: (A) subject the participant to any additional obligation, (B) reduce the principal of, or interest on the Loans or any fees or other amounts payable hereunder, (C) postpone the Commitment Termination Date, or the date fixed for payment of interest on the loans or the Commitment Fee payable hereunder.

     (c) If any participation made pursuant to subsection (b) shall be made to any Person that is not a United States Person as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, such Person shall furnish to the Lender such forms as may be specified by the Internal Revenue Service to evidence such Person's complete exemption from (or entitlement to a reduced rate for) U.S. withholding taxes with respect to all payments with respect to such participation.

     11.10. GOVERNING LAW AND JURISDICTION. (A) THIS AGREEMENT AND THE NOTES HAVE BEEN EXECUTED AND DELIVERED BY THE BORROWER IN THE STATE OF NEW YORK AND IN ALL RESPECTS SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

     (B) THE BORROWER HEREBY IRREVOCABLY SUBMITS ITSELF TO THE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF BROUGHT BY THE LENDER OR ITS SUCCESSORS OR ASSIGNS. THE BORROWER, TO THE EXTENT PERMITTED BY APPLICABLE LAW, (A) HEREBY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH

COURT, AND (B) HEREBY WAIVES THE RIGHT TO ASSERT IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY OFFSET OR COUNTERCLAIM, EXCEPT COUNTERCLAIMS THAT ARE COMPULSORY. THE BORROWER HEREBY CONSENTS TO THE SERVICE OF PROCESS BY MAIL AT ITS NOTICE ADDRESS SET FORTH IN SECTION 11.5. THE BORROWER AGREES THAT ITS SUBMISSION TO JURISDICTION AND CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE SECURED PARTIES. FINAL JUDGMENT AGAINST THE BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN ANY OTHER JURISDICTION (X) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF THE INDEBTEDNESS OR LIABILITY OF THE BORROWER OR (Y) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT EACH SECURED PARTY MAY AT ITS OPTION BRING SUIT OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST THE BORROWER OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE BORROWER OR SUCH ASSETS MAY BE FOUND.

     11.11. EFFECTIVENESS. The Borrower hereby acknowledges that (i) this Agreement shall become effective with respect to Lender only at such time as the Lender has accepted this Agreement in London and the Lender shall have no liability or obligation hereunder until such time, (ii) the Lender may execute this Agreement by telecopy and provide executed originals to the Borrower, and
(iii) the Loans will be made in England.

     11.12. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE NOTES OR THE SUBJECT MATTER HEREOF OR THEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE. THE BORROWER ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE SECURED PARTIES THAT THE PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE SECURED PARTIES HAVE RELIED, ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT, THE NOTES, THE MLCS SWAP AGREEMENT AND ANY
OTHER DOCUMENT RELATED THERETO. EACH SECURED PARTY MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE BORROWER TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

     11.13. AMENDMENTS. Any amendment or other modification of this Agreement shall not be effective unless and until signed by each of the parties hereto so long as the Obligations of the Borrower to the Lender remain outstanding.

     11.14. HEADINGS. The heading of each provision of this Agreement is for descriptive purposes only and shall not be deemed to modify or qualify any of the rights or obligations described in each such provision.

     11.15. SEVERABILITY. If any provision of this Agreement is held to be invalid, illegal, void or unenforceable, by reason of any law, rule, administrative order or judicial or arbitral decision, such decision shall not affect the validity of the remaining provisions of this Agreement.

     11.16. ENTIRE AGREEMENT. This Agreement and the Securities Agreement constitute the entire agreement between Borrower and the Lender and supersede any and all prior agreements (whether written or oral).

     11.17. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

     11.18. CONFIDENTIALITY. The Lender agrees to keep confidential any written or oral information (a) provided to it by or on behalf of the Borrower pursuant to or in connection with this Agreement or (b) obtained by the Lender based on a review of the books and records of the Borrower; PROVIDED that nothing herein shall prevent the Lender from disclosing any such information (i) to any assignee, transferee, prospective assignee or prospective transferee which agrees to comply with the provisions of this Section, (ii) to its affiliates, employees, directors, agents, attorneys, accountants and other professional advisors, (iii) upon the request or demand of any governmental or other regulatory body or authority, (iv) in response to any order of any court or other governmental or other regulatory body or authority or as may otherwise be required pursuant to any present or future law or regulation or any directive or the like (whether or not having the force of law) of any governmental or other regulatory body or authority, (v) which has been publicly disclosed other than in breach of this Section, or (vi) in connection with the exercise of any remedy hereunder.

                  11.19. Survival. The Borrower hereby acknowledges that the Security Interest created hereby is for the benefit of the Secured Parties. To the extent that the Loans have been indefeasibly paid, the Commitment terminated, and all other Obligations of the Borrower to the Lender have been satisfied (as determined by the Lender in its sole discretion) while the MLCS Swap Agreement remains effective, then MLCS or its designee shall have or continue to have all rights hereunder as a Secured Party and all provisions of this Agreement relating in any manner to such rights shall survive the satisfaction of the Borrower's Obligations to the Lender. At such time, MLCS shall be entitled to exercise or refrain from exercising any such rights, without regard to the satisfaction of the Borrower's Obligations to the Lender. To the extent that all Obligations of the

Borrower to MLCS have been satisfied (as determined by MLCS in its sole discretion) while the Borrower's Obligations to the Lender remain outstanding, the Lender shall have or continue to have all rights hereunder as a Secured Party and all provisions of this Agreement relating in any manner to such rights shall survive the satisfaction of the Borrower's Obligations to MLCS. At such time, the Lender shall be entitled to exercise or refrain from exercising any such rights, without regard to the satisfaction of the Borrower's Obligation to MLCS.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by its authorized officer as of the day and year first written above.

                                   BELCREST CAPITAL FUND LLC

                                   BY:  EATON VANCE MANAGEMENT,
                                   as Manager


                                   BY:  /s/  Thomas E. Faust, Jr.
                                      ---------------------------
                                   Name:  Thomas E. Faust, Jr.
                                   Title:    Vice President
                                   Address:  24 Federal Street
                                             Boston, MA  02110
                                   Telephone No.: (617) 482-8260
                                   Telecopier No.: (617) 338-8054

     The Lender is a member of The Securities and Futures Authority Limited and operates a Client Complaints Procedure. If for any reason the Borrower should have cause for concern or complaint, the Borrower should contact the Manager, PBG Operations, at the Lender's address indicated below.

                                   MERRILL LYNCH INTERNATIONAL BANK LIMITED


                                   BY:  /s/  Jennifer Bereska
                                      -----------------------
                                   Name:  Jennifer Bereska
                                   Title: Associate Director
                                   Address: 123 Buckingham Palace Road
                                   5th Floor
                                   London  SW1 W9TD
                                   England

                                   Telephone No.:
                                   Telecopier No.:

                                   MERRILL LYNCH CAPITAL SERVICES, INC.


                                   BY:  /s/  Roger A. Baum
                                      --------------------
                                   Name:  Roger A. Baum
                                   Title: Authorized Signatory
                                   Address: Merrill Lynch World Headquarters,
                                   World Financial Center
                                   North Tower
                                   22nd Floor
                                   250 Vessey Street
                                   New York, New York
                                   10281-1322
                                   Telephone No.:
                                   Telecopier No.:

                         AMENDMENT  NO. 1 dated as of  February  23, 1999 to the
                    Loan and Security Agreement dated as of November 24, 1998 (as heretofore amended, the "Loan Agreement"), by and among MERRILL LYNCH INTERNATIONAL BANK LIMITED (the "Lender"), MERRILL LYNCH CAPITAL SERVICES INC. ("MLCS") and BELCREST CAPITAL FUND LLC (the "Borrower").


                             INTRODUCTORY STATEMENT
                             ----------------------


          All capitalized terms not otherwise defined in this Amendment are as defined in the Loan Agreement.

          The Borrower has requested (and the Lender has agreed to) an increase in the Commitment to $400,000,000.

          Accordingly, the parties hereto hereby agree as follows:

          SECTION 1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as of the Effective Date (subject to the terms and conditions set forth in Section 2 hereof) as follows:

          (A) The definition of Commitment appearing in Article 1 of the Loan Agreement is hereby amended in its entirety to read as follows:

          "`COMMITMENT' shall mean four hundred million dollars ($400,000,000) or such lesser amount if reduced pursuant to Section 2.10."

          SECTION 2. Conditions to Effectiveness. This Amendment is subject to the satisfaction in full of the following conditions (the first date on which all such conditions have been satisfied being herein called the "Effective Date"):

          (A) the Lender shall have received counterparts of this Amendment which, when taken together, bear the signatures of all parties hereto;

          (B) the Lender shall have received an Acknowledgment (in form and substance satisfactory to the Lender) executed by the Borrower and the Custodian confirming that the Securities Account Agreement remains in full force and effect;

          (C) the Lender shall have received a promissory note in the form of Exhibit A to the Loan Agreement in the amount of $400,000,000 (a "New Note") which New Note shall replace the Note currently held by the Lender and shall be deemed the Note for purposes of the Loan Agreement and the Lender shall return the existing Note to the Borrower;

          (D) the Lender shall have received a favorable written opinion of Counsel to the Borrower, dated the Effective Date, addressed to the Lender, to the effect that this Amendment and the New Note have been duly executed and delivered by the Borrower and, together with the Loan Agreement as hereby amended, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms and no consent or approval of any governmental authority or regulatory body to the execution, delivery and performance of this Amendment or the New Note or to the borrowings thereunder is required by law, or if any such consent or approval is necessary it has been obtained, which opinion shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Lender;

          (E) the Lender shall have received (i) a certificate of the Manager of the Borrower, dated the Effective Date and certifying that (1) the provisions of the Operating Agreement authorize the Manager to authorize the execution, delivery and performance in accordance with their terms of this Amendment, the New Note and the other documents and transactions contemplated by this Amendment and the borrowings under the Note and that the Manager has so authorized and such authorization is in full force and effect and (2) neither the certificate of organization nor the Operating Agreement of the Borrower have been amended since November 24, 1998 and (ii) such other documents as the Lender or Morgan, Lewis & Bockius LLP, counsel for the Lender, may reasonably request; and

          (F) all legal matters in connection with this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Lender.

          SECTION  3.  REPRESENTATIONS  AND  WARRANTIES.   The  Borrower  hereby
represents and warrants that:

          (A) the representations and warranties contained in the Loan Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof; and

          (B) the Borrower is in compliance with all the terms and provisions set forth in the Loan Agreement and, after giving effect hereto, no Default or Event of Default has occurred and is continuing.

          SECTION 4. Full Force and Effect. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Loan Agreement, the terms "Agreement", "this Agreement"

"herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment.

          SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION  6.   COUNTERPARTS.   This   Amendment   may  be  executed  in
counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

          SECTION 7. EXPENSES. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of Morgan, Lewis & Bockius LLP, counsel for the Lender.

          SECTION 8. HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

          IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first written above.

                                     BELCREST CAPITAL FUND, L.L.C.

                                       BY:  EATON VANCE MANAGEMENT,
                                             as Manager

                                             BY:  /s/  Thomas E. Faust, Jr.
                                                  -------------------------
                                                  Name:  Thomas E. Faust
                                                  Title: Vice President

                                             Address:         24 Federal Street
                                                              Boston, MA  02110
                                              Telephone No.:  617-482-8260
                                              Telecopier No.: 617-482-3836

                                     MERRILL LYNCH CAPITAL SERVICES, INC.


                                     BY:  /s/  John Mulholland
                                          --------------------
                                          Name:  John Mulholland
                                          Title:    Vice President

                                     Address:  Merrill Lynch World Headquarters,
                                               World Financial Center
                                               North Tower, 22nd Floor
                                               250 Vessey Street
                                               New York, New York   10281-1322
                                     Telephone No.:   212-449-0291
                                     Telecopier No.:  212-449-1788


          The Lender is a member of The Securities and Futures Authority Limited and operates a Client Complaints Procedure. If for any reason the Borrower should have cause for concern or complaint, the Borrower should contact the Manager, PBG Operations, at the Lender's address indicated below.

                                     MERRILL LYNCH INTERNATIONAL
                                       BANK LIMITED


                                     BY:  /s/  Alan Stern
                                          ---------------
Executed in London,                       Name:  Alan Stern
England on ________, 1999                 Title:    Chief Credit Officer
                                     Address: 123 Buckingham Palace Road
                                              5th Floor
                                              London SW1 W9TD
                                              England
                                     Telephone No.:
                                     Telecopier No.:

AGREED TO:

MERRILL LYNCH INTERNATIONAL
  PRIVATE FINANCE LIMITED


By:  /s/  G. F. Reinhardt
     --------------------
     Name:  G. F. Reinhardt
     Title: Vice President

                         AMENDMENT  NO. 2 dated as of April 28, 1999 to the Loan
                    and Security Agreement dated as of November 24, 1998 (as heretofore amended, the "Loan Agreement"), by and among MERRILL LYNCH INTERNATIONAL BANK LIMITED (the "Lender"), MERRILL LYNCH CAPITAL SERVICES INC. ("MLCS") and BELCREST CAPITAL FUND LLC (the "Borrower").


                             INTRODUCTORY STATEMENT
                             ----------------------


          All capitalized terms not otherwise defined in this Amendment are as defined in the Loan Agreement.

          The Borrower has requested (and the Lender has agreed to) an increase in the Commitment to $600,000,000.

          Accordingly, the parties hereto hereby agree as follows:

          SECTION 1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as of the Effective Date (subject to the terms and conditions set forth in Section 2 hereof) as follows:

          (A) The definition of Commitment appearing in Article 1 of the Loan Agreement is hereby amended in its entirety to read as follows:

          "`COMMITMENT' shall mean six hundred million dollars ($600,000,000) or such lesser amount if reduced pursuant to Section 2.10."

          SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment is subject to the satisfaction in full of the following conditions (the first date on which all such conditions have been satisfied being herein called the "Effective Date"):

          (A) the Lender shall have received counterparts of this Amendment which, when taken together, bear the signatures of all parties hereto;

          (B) the Lender shall have received an Acknowledgment (in form and substance satisfactory to the Lender) executed by the Borrower and the Custodian confirming that the Securities Account Agreement remains in full force and effect;

          (C) the Lender shall have received a promissory note in the form of Exhibit A to the Loan Agreement in the amount of $600,000,000 (a "New Note") which New Note shall replace the Note currently held by the Lender and shall be deemed the Note for purposes of the Loan Agreement and the Lender shall return the existing Note to the Borrower;

          (D) the Lender shall have received a favorable written opinion of Counsel to the Borrower, dated the Effective Date, addressed to the Lender, to the effect that this Amendment and the New Note have been duly executed and delivered by the Borrower and, together with the Loan Agreement as hereby amended, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms and no consent or approval of any governmental authority or regulatory body to the execution, delivery and performance of this Amendment or the New Note or to the borrowings thereunder is required by law, or if any such consent or approval is necessary it has been obtained, which opinion shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Lender;

          (E) the Lender shall have received (i) a certificate of the Manager of the Borrower, dated the Effective Date and certifying that (1) the provisions of the Operating Agreement authorize the Manager to authorize the execution, delivery and performance in accordance with their terms of this Amendment, the New Note and the other documents and transactions contemplated by this Amendment and the borrowings under the Note and that the Manager has so authorized and such authorization is in full force and effect and (2) neither the certificate of organization nor the Operating Agreement of the Borrower have been amended since November 24, 1998 and (ii) such other documents as the Lender or Morgan, Lewis & Bockius LLP, counsel for the Lender, may reasonably request; and

          (F) all legal matters in connection with this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Lender.

          SECTION  3.  Representations  and  Warranties.   The  Borrower  hereby
represents and warrants that:

          (A) the representations and warranties contained in the Loan Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof; and

          (B) the Borrower is in compliance with all the terms and provisions set forth in the Loan Agreement and, after giving effect hereto, no Default or Event of Default has occurred and is continuing.

          SECTION 4. FULL FORCE AND EFFECT. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Loan Agreement, the terms "Agreement", "this Agreement"

"herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment.

          SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION  6.   COUNTERPARTS.   This   Amendment   may  be  executed  in
counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

          SECTION 7. EXPENSES. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of Morgan, Lewis & Bockius LLP, counsel for the Lender.

          SECTION 8. HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

          IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 2 to be duly executed as of the date first written above.

                                     BELCREST CAPITAL FUND, L.L.C.

                                       BY:  EATON VANCE MANAGEMENT,
                                             as Manager

                                             BY:  /s/  Thomas E. Faust, Jr.
                                                  -------------------------
                                                  Name:  Thomas E. Faust
                                                  Title: Vice President

                                             Address:         24 Federal Street
                                                              Boston, MA  02110
                                              Telephone No.:  617-482-8260
                                              Telecopier No.: 617-482-3836


                                     MERRILL LYNCH CAPITAL SERVICES, INC.


                                     BY:  /s/  John Mulholland
                                          --------------------
                                          Name:  John Mulholland
                                          Title:    Vice President

                                     Address:  Merrill Lynch World Headquarters,
                                               World Financial Center
                                               North Tower, 22nd Floor
                                               250 Vessey Street
                                               New York, New York   10281-1322
                                     Telephone No.:   212-449-0291
                                     Telecopier No.:  212-449-1788

          The Lender is a member of The Securities and Futures Authority Limited and operates a Client Complaints Procedure. If for any reason the Borrower should have cause for concern or complaint, the Borrower should contact the Manager, PBG Operations, at the Lender's address indicated below.

                                     MERRILL LYNCH INTERNATIONAL
                                       BANK LIMITED


                                     BY:  /s/  Jennifer A. Bereska
                                          -------------------------
Executed in London,                       Name:  Jennifer A. Bereska
England on ________, 1999                 Title: Associate Director
                                     Address: 123 Buckingham Palace Road
                                              5th Floor
                                              London SW1 W9TD
                                              England
                                     Telephone No.: 011-44-171-808-5289
                                     Telecopier No.:011-44-171-808-5312

AGREED TO:

MERRILL LYNCH INTERNATIONAL
  PRIVATE FINANCE LIMITED


By:  /s/  G. F. Reinhardt
     --------------------
     Name:  G. F. Reinhardt
     Title: Vice President
   Address: 65 East 55th Street
            29th Floor
            New York, New York 10022
Telephone No.:  212-610-2041
Telecopier No.: 212-610-2080
                                      -5-

                         AMENDMENT  NO. 3 dated as of July 28, 1999  to the Loan
                    and Security Agreement dated as of November 24, 1998 (as heretofore amended, the "Loan Agreement"), by and among MERRILL LYNCH INTERNATIONAL BANK LIMITED (the "Lender"), MERRILL LYNCH CAPITAL SERVICES INC. ("MLCS") and BELCREST CAPITAL FUND LLC (the "Borrower").


                             INTRODUCTORY STATEMENT
                             ----------------------


          All capitalized terms not otherwise defined in this Amendment are as defined in the Loan Agreement.

          The Borrower has requested (and the Lender has agreed to) an increase in the Commitment to $800,000,000.

          Accordingly, the parties hereto hereby agree as follows:

          SECTION 1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as of the Effective Date (subject to the terms and conditions set forth in Section 2 hereof) as follows:

          (A) The definition of Commitment appearing in Article 1 of the Loan Agreement is hereby amended in its entirety to read as follows:

          "`COMMITMENT' shall mean six hundred million dollars ($800,000,000) or such lesser amount if reduced pursuant to Section 2.10."

          SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment is subject to the satisfaction in full of the following conditions (the first date on which all such conditions have been satisfied being herein called the "Effective Date"):

          (A) the Lender shall have received counterparts of this Amendment which, when taken together, bear the signatures of all parties hereto;

          (B) the Lender shall have received an Acknowledgment (in form and substance satisfactory to the Lender) executed by the Borrower and the Custodian confirming that the Securities Account Agreement remains in full force and effect;

          (C) the Lender shall have received a promissory note in the form of Exhibit A to the Loan Agreement in the amount of $600,000,000 (a "New Note") which New Note shall replace the Note currently held by the Lender and shall be deemed the Note for purposes of the Loan Agreement and the Lender shall return the existing Note to the Borrower;

          (D) the Lender shall have received a favorable written opinion of Counsel to the Borrower, dated the Effective Date, addressed to the Lender, to the effect that this Amendment and the New Note have been duly executed and delivered by the Borrower and, together with the Loan Agreement as hereby amended, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms and no consent or approval of any governmental authority or regulatory body to the execution, delivery and performance of this Amendment or the New Note or to the borrowings thereunder is required by law, or if any such consent or approval is necessary it has been obtained, which opinion shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Lender;

          (E) the Lender shall have received (i) a certificate of the Manager of the Borrower, dated the Effective Date and certifying that (1) the provisions of the Operating Agreement authorize the Manager to authorize the execution, delivery and performance in accordance with their terms of this Amendment, the New Note and the other documents and transactions contemplated by this Amendment and the borrowings under the Note and that the Manager has so authorized and such authorization is in full force and effect and (2) neither the certificate of organization nor the Operating Agreement of the Borrower have been amended since November 24, 1998 and (ii) such other documents as the Lender or Morgan, Lewis & Bockius LLP, counsel for the Lender, may reasonably request; and

          (F) all legal matters in connection with this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Lender.

          SECTION  3.  Representations  and  Warranties.   The  Borrower  hereby
represents and warrants that:

          (A) the representations and warranties contained in the Loan Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof; and

          (B) the Borrower is in compliance with all the terms and provisions set forth in the Loan Agreement and, after giving effect hereto, no Default or Event of Default has occurred and is continuing.

          SECTION 4. FULL FORCE AND EFFECT. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Loan Agreement, the terms "Agreement", "this Agreement"

"herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment.

          SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION  6.   COUNTERPARTS.   This   Amendment   may  be  executed  in
counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

          SECTION 7. EXPENSES. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of Morgan, Lewis & Bockius LLP, counsel for the Lender.

          SECTION 8. HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

          IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 3 to be duly executed as of the date first written above.

                                     BELCREST CAPITAL FUND, L.L.C.

                                       BY:  EATON VANCE MANAGEMENT,
                                             as Manager

                                             BY:  /s/  Thomas E. Faust, Jr.
                                                  -------------------------
                                                  Name:  Thomas E. Faust
                                                  Title: Vice President

                                             Address:   Eaton Vance
                                                        The Eaton Vance Building
                                                        255 State Street
                                                        Boston, MA  02110
                                              Telephone No.:  617-482-8260
                                              Telecopier No.: 617-482-3836


                                     MERRILL LYNCH CAPITAL SERVICES, INC.


                                     BY:  /s/ Roger A. Baum
                                          --------------------
                                          Name:  Roger A. Baum
                                          Title: Authorized Signatory

                                     Address:  Merrill Lynch World Headquarters,
                                               World Financial Center
                                               North Tower, 22nd Floor
                                               250 Vessey Street
                                               New York, New York   10281-1322
                                     Telephone No.:   212-449-0291
                                     Telecopier No.:  212-449-1788

          The Lender is a member of The Securities and Futures Authority Limited and operates a Client Complaints Procedure. If for any reason the Borrower should have cause for concern or complaint, the Borrower should contact the Manager, PBG Operations, at the Lender's address indicated below.

                                     MERRILL LYNCH INTERNATIONAL
                                       BANK LIMITED


                                     BY:  /s/  Jennifer A. Bereska
                                          -------------------------
Executed in London,                       Name:  Jennifer A. Bereska
England on ________, 1999                 Title: Associate Director
                                     Address: 123 Buckingham Palace Road
                                              5th Floor
                                              London SW1 W9TD
                                              England
                                     Telephone No.: 011-44-171-808-5289
                                     Telecopier No.:011-44-171-808-5312

AGREED TO:

MERRILL LYNCH INTERNATIONAL
  PRIVATE FINANCE LIMITED


By:  /s/  G. F. Reinhardt
     --------------------
     Name:  G. F. Reinhardt
     Title: Vice President
   Address: 65 East 55th Street
            29th Floor
            New York, New York 10022
Telephone No.:  212-610-2041
Telecopier No.: 212-610-2080
                                      -5-

                         AMENDMENT  NO. 4 dated as of  September  1, 1999 to the
                    Loan and Security Agreement dated as of November 24, 1998 (as heretofore amended, the "Loan Agreement"), by and among MERRILL LYNCH INTERNATIONAL BANK LIMITED (the "Lender"), MERRILL LYNCH CAPITAL SERVICES INC. ("MLCS") and BELCREST CAPITAL FUND LLC (the "Borrower").


                             INTRODUCTORY STATEMENT
                             ----------------------


          All capitalized terms not otherwise defined in this Amendment are as defined in the Loan Agreement.

          The Borrower has requested (and the Lender has agreed to) an increase in the Commitment to $1,000,000,000.

          Accordingly, the parties hereto hereby agree as follows:

          SECTION 1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as of the Effective Date (subject to the terms and conditions set forth in Section 2 hereof) as follows:

          (A) The definition of Commitment appearing in Article 1 of the Loan Agreement is hereby amended in its entirety to read as follows:

          "`COMMITMENT' shall mean six hundred million dollars ($1,000,000,000) or such lesser amount if reduced pursuant to Section 2.10."

          SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment is subject to the satisfaction in full of the following conditions (the first date on which all such conditions have been satisfied being herein called the "Effective Date"):

          (A) the Lender shall have received counterparts of this Amendment which, when taken together, bear the signatures of all parties hereto;

          (B) the Lender shall have received an Acknowledgment (in form and substance satisfactory to the Lender) executed by the Borrower and the Custodian confirming that the Securities Account Agreement remains in full force and effect;

          (C) the Lender shall have received a promissory note in the form of Exhibit A to the Loan Agreement in the amount of $600,000,000 (a "New Note") which New Note shall replace the Note currently held by the Lender and shall be deemed the Note for purposes of the Loan Agreement and the Lender shall return the existing Note to the Borrower;

          (D) the Lender shall have received a favorable written opinion of Counsel to the Borrower, dated the Effective Date, addressed to the Lender, to the effect that this Amendment and the New Note have been duly executed and delivered by the Borrower and, together with the Loan Agreement as hereby amended, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms and no consent or approval of any governmental authority or regulatory body to the execution, delivery and performance of this Amendment or the New Note or to the borrowings thereunder is required by law, or if any such consent or approval is necessary it has been obtained, which opinion shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Lender;

          (E) the Lender shall have received (i) a certificate of the Manager of the Borrower, dated the Effective Date and certifying that (1) the provisions of the Operating Agreement authorize the Manager to authorize the execution, delivery and performance in accordance with their terms of this Amendment, the New Note and the other documents and transactions contemplated by this Amendment and the borrowings under the Note and that the Manager has so authorized and such authorization is in full force and effect and (2) neither the certificate of organization nor the Operating Agreement of the Borrower have been amended since November 24, 1998 and (ii) such other documents as the Lender or Morgan, Lewis & Bockius LLP, counsel for the Lender, may reasonably request; and

          (F) all legal matters in connection with this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Lender.

          SECTION  3.  Representations  and  Warranties.   The  Borrower  hereby
represents and warrants that:

          (A) the representations and warranties contained in the Loan Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof; and

          (B) the Borrower is in compliance with all the terms and provisions set forth in the Loan Agreement and, after giving effect hereto, no Default or Event of Default has occurred and is continuing.

          SECTION 4. FULL FORCE AND EFFECT. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Loan Agreement, the terms "Agreement", "this Agreement"

"herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment.

          SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION  6.   COUNTERPARTS.   This   Amendment   may  be  executed  in
counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

          SECTION 7. EXPENSES. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of Morgan, Lewis & Bockius LLP, counsel for the Lender.

          SECTION 8. HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

          IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 4 to be duly executed as of the date first written above.

                                     BELCREST CAPITAL FUND, L.L.C.

                                       BY:  EATON VANCE MANAGEMENT,
                                             as Manager

                                             BY:  /s/  Thomas E. Faust, Jr.
                                                  -------------------------
                                                  Name:  Thomas E. Faust
                                                  Title: Vice President

                                             Address:   Eaton Vance
                                                        The Eaton Vance Building
                                                        255 State Street
                                                        Boston, MA  02109
                                              Telephone No.:  617-482-8260
                                              Telecopier No.: 617-482-3836


                                     MERRILL LYNCH CAPITAL SERVICES, INC.


                                     BY:  /s/ John Mulholland
                                          --------------------
                                          Name:  John Mulholland
                                          Title: Vice President

                                     Address:  Merrill Lynch World Headquarters,
                                               World Financial Center
                                               North Tower, 22nd Floor
                                               250 Vessey Street
                                               New York, New York   10281-1322
                                     Telephone No.:   212-449-0291
                                     Telecopier No.:  212-449-1788

          The Lender is a member of The Securities and Futures Authority Limited and operates a Client Complaints Procedure. If for any reason the Borrower should have cause for concern or complaint, the Borrower should contact the Manager, PBG Operations, at the Lender's address indicated below.

                                     MERRILL LYNCH INTERNATIONAL
                                       BANK LIMITED


                                     BY:  /s/  Alan Stern
                                          -------------------------
Executed in London,                       Name:  Alan Stern
England on ________, 1999                 Title: Chief Credit Officer
                                     Address: 123 Buckingham Palace Road
                                              5th Floor
                                              London SW1 W9TD
                                              England
                                     Telephone No.: 011-44-171-808-5289
                                     Telecopier No.:011-44-171-808-5312

AGREED TO:

MERRILL LYNCH INTERNATIONAL
  PRIVATE FINANCE LIMITED


By:  /s/  G. F. Reinhardt
     --------------------
     Name:  G. F. Reinhardt
     Title: Vice President
   Address: 65 East 55th Street
            29th Floor
            New York, New York 10022
Telephone No.:  212-610-2041
Telecopier No.: 212-610-2080
                                      -5-

                         AMENDMENT  NO. 5 dated as of September  29, 1999 to the
                    Loan and Security Agreement dated as of November 24, 1998 (as heretofore amended, the "Loan Agreement"), by and among MERRILL LYNCH INTERNATIONAL BANK LIMITED (the "Lender"), MERRILL LYNCH CAPITAL SERVICES INC. ("MLCS") and BELCREST CAPITAL FUND LLC (the "Borrower").


                             INTRODUCTORY STATEMENT
                             ----------------------


          All capitalized terms not otherwise defined in this Amendment are as defined in the Loan Agreement.

          The Borrower has requested (and the Lender has agreed to) an increase in the Commitment to $1,150,000,000.

          Accordingly, the parties hereto hereby agree as follows:

          SECTION 1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as of the Effective Date (subject to the terms and conditions set forth in Section 2 hereof) as follows:

          (A) The definition of Commitment appearing in Article 1 of the Loan Agreement is hereby amended in its entirety to read as follows:

          "`COMMITMENT' shall mean six hundred million dollars ($1,150,000,000) or such lesser amount if reduced pursuant to Section 2.10."

          SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment is subject to the satisfaction in full of the following conditions (the first date on which all such conditions have been satisfied being herein called the "Effective Date"):

          (A) the Lender shall have received counterparts of this Amendment which, when taken together, bear the signatures of all parties hereto;

          (B) the Lender shall have received an Acknowledgment (in form and substance satisfactory to the Lender) executed by the Borrower and the Custodian confirming that the Securities Account Agreement remains in full force and effect;

          (C) the Lender shall have received a promissory note in the form of Exhibit A to the Loan Agreement in the amount of $600,000,000 (a "New Note") which New Note shall replace the Note currently held by the Lender and shall be deemed the Note for purposes of the Loan Agreement and the Lender shall return the existing Note to the Borrower;

          (D) the Lender shall have received a favorable written opinion of Counsel to the Borrower, dated the Effective Date, addressed to the Lender, to the effect that this Amendment and the New Note have been duly executed and delivered by the Borrower and, together with the Loan Agreement as hereby amended, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms and no consent or approval of any governmental authority or regulatory body to the execution, delivery and performance of this Amendment or the New Note or to the borrowings thereunder is required by law, or if any such consent or approval is necessary it has been obtained, which opinion shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Lender;

          (E) the Lender shall have received (i) a certificate of the Manager of the Borrower, dated the Effective Date and certifying that (1) the provisions of the Operating Agreement authorize the Manager to authorize the execution, delivery and performance in accordance with their terms of this Amendment, the New Note and the other documents and transactions contemplated by this Amendment and the borrowings under the Note and that the Manager has so authorized and such authorization is in full force and effect and (2) neither the certificate of organization nor the Operating Agreement of the Borrower have been amended since November 24, 1998 and (ii) such other documents as the Lender or Morgan, Lewis & Bockius LLP, counsel for the Lender, may reasonably request; and

          (F) all legal matters in connection with this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Lender.

          SECTION  3.  Representations  and  Warranties.   The  Borrower  hereby
represents and warrants that:

          (A) the representations and warranties contained in the Loan Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof; and

          (B) the Borrower is in compliance with all the terms and provisions set forth in the Loan Agreement and, after giving effect hereto, no Default or Event of Default has occurred and is continuing.

          SECTION 4. FULL FORCE AND EFFECT. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Loan Agreement, the terms "Agreement", "this Agreement"

"herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment.

          SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION  6.   COUNTERPARTS.   This   Amendment   may  be  executed  in
counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

          SECTION 7. EXPENSES. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of Morgan, Lewis & Bockius LLP, counsel for the Lender.

          SECTION 8. HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

          IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 5 to be duly executed as of the date first written above.

                                     BELCREST CAPITAL FUND, L.L.C.

                                       BY:  EATON VANCE MANAGEMENT,
                                             as Manager

                                             BY:  /s/  Thomas E. Faust, Jr.
                                                  -------------------------
                                                  Name:  Thomas E. Faust
                                                  Title: Vice President

                                             Address:  Eaton Vance
                                                       The Eaton Vance Building
                                                       255 State Street
                                                       Boston, MA  02109
                                              Telephone No.:  617-482-8260
                                              Telecopier No.: 617-482-3836


                                     MERRILL LYNCH CAPITAL SERVICES, INC.


                                     BY:  /s/ Roger A. Baum
                                          --------------------
                                          Name:  Roger A. Baum
                                          Title: Authorized Signatory

                                     Address:  Merrill Lynch World Headquarters,
                                               World Financial Center
                                               North Tower, 22nd Floor
                                               250 Vessey Street
                                               New York, New York   10281-1322
                                     Telephone No.:   212-449-0291
                                     Telecopier No.:  212-449-1788

          The Lender is a member of The Securities and Futures Authority Limited and operates a Client Complaints Procedure. If for any reason the Borrower should have cause for concern or complaint, the Borrower should contact the Manager, PBG Operations, at the Lender's address indicated below.

                                     MERRILL LYNCH INTERNATIONAL
                                       BANK LIMITED


                                     BY:  /s/  Jennifer A. Bereska
                                          -------------------------
Executed in London,                       Name:  Jennifer A. Bereska
England on ________, 1999                 Title: Associate Director
                                     Address: 123 Buckingham Palace Road
                                              5th Floor
                                              London SW1 W9TD
                                              England
                                     Telephone No.: 011-44-171-808-5289
                                     Telecopier No.:011-44-171-808-5312

AGREED TO:

MERRILL LYNCH INTERNATIONAL
  PRIVATE FINANCE LIMITED


By:  /s/  G. F. Reinhardt
     --------------------
     Name:  G. F. Reinhardt
     Title: Vice President
   Address: 65 East 55th Street
            29th Floor
            New York, New York 10022
Telephone No.:  212-610-2041
Telecopier No.: 212-610-2080
                                      -5-

                         AMENDMENT  NO. 6 dated as of March 8,  2000 to the Loan
                    and Security Agreement dated as of November 24, 1998 (as heretofore amended, the "Loan Agreement"), by and among MERRILL LYNCH INTERNATIONAL BANK LIMITED (the "Lender"), MERRILL LYNCH CAPITAL SERVICES INC. ("MLCS") and BELCREST CAPITAL FUND LLC (the "Borrower").


                             INTRODUCTORY STATEMENT
                             ----------------------


          All capitalized terms not otherwise defined in this Amendment are as defined in the Loan Agreement.

          The Borrower has requested and the Lender hereby consents to and acknowledges (i) the formation of Bel Santa Ana LLC ("BSA"), a subsidiary of BRC, for the purpose of acquiring direct ownership of certain real property;
(ii) the formation of Bel Santa Ana Management LLC, a subsidiary of BRC, to serve as the manager of BSA; (iii) the assignment of the Lease to BSA; (iv) the assumption of the GMAC Promissory Note and the Deed of Trust by BSA; and (v) the execution of the GMAC Guaranty.

          Accordingly, the parties hereto hereby agree as follows:

          SECTION 1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as of the Effective Date (subject to the terms and conditions set forth in Section 2 hereof) as follows:

          (A) Article 1 of the Loan Agreement is hereby amended to insert the following definitions in their proper alphabetical location:

          "`BSA' shall mean Bel Santa Ana LLC."

          "`BSA Management LLC' shall mean Bel Santa Ana Management LLC.

          "`CONTRACT OF SALE' shall mean the sale agreement by and between Andrew Place One, LLC and Bel Santa Ana LLC for the purchase and sale of the property commonly known as 1600 and 1610 East St. Andrew Place, Santa Ana, California (the "Property").

          "`DEED OF TRUST' shall mean the Deed of Trust and Security Agreement by Andrew Place One LLC to First American Title Company for the benefit of GMAC Commercial Mortgage Corporation, dated as of December 30, 1998."


          "`GMAC GUARANTY' shall mean the Guaranty of Certain Recourse Obligations of the Borrower between GMAC Commercial Mortgage Corporation and the Borrower, to be dated as of the date the date title to the Property closes pursuant to the Contract of Sale, which date the Borrower anticipates to be March 9, 2000, substantially in the form of the draft delivered to the Secured Parties on February 16, 2000."

          "`GMAC PROMISSORY NOTE' shall mean the Promissory Note originally made by Andrew Place One LLC, dated as of December 30, 1998 in the amount of $50,890,000 in favor of GMAC Commercial Mortgage Corporation.

          "`LEASE' shall mean the Indenture of Lease by and between Andrew Place One, LLC and Ingram Micro, Inc. dated as of December 1, 1998.

          (B) Section 7.5 of the Loan Agreement is hereby amended to replace the
words  "and  its   consolidated   subsidiary's"   with  "and  its   consolidated
subsidiaries'."

          (C) Section 7.8 of the Loan Agreement is hereby amended to replace the words "neither the Borrower nor BRC" with "neither the Borrower nor any of its subsidiaries."

          (D) Section 7.9 of the Loan Agreement is hereby amended to replace the words "the Borrower's or BRC's financial condition" with "the Borrower's or any of its subsidiaries' financial condition."

          (E) Section 7.10 f the Loan Agreement is hereby amended to replace the words "the Borrower and its consolidated subsidiary" with "the Borrower and its consolidated subsidiaries."

          (F) Section 7.15 of the Loan Agreement is hereby amended to replace the words "consolidated subsidiary" with "consolidated subsidiaries" and the words "consolidated subsidiary's" with "consolidated subsidiaries'" in each place they appear.

          (G) Section 7.15(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

          (a) The market value of the total assets of the Borrower, and its consolidated subsidiaries (less the market value of its assets pledged to another party), at an amount equal to or in excess of 250% of the sum of the Required Amount plus the outstanding principal balance of the Loans plus accrued and unpaid interest on the Loans; PROVIDED, HOWEVER, that for purposes of computing such market value, neither the membership interests in BSA which are owned by BRC, nor the assets which are owned by BSA or BSA Management LLC, nor the assets or stock or other membership interest in any other direct or indirect subsidiary of the Borrower which is hereafter formed or acquired shall be included.

          (H) The following Affirmative Covenant is hereby added to the Loan Agreement as Section 7.16:

          7.16 FORMATION OF ADDITIONAL SUBSIDIARIES. Promptly following the creation or acquisition thereof, notify the Secured Parties of any additional subsidiary and the purpose for which it is being created.

          (I) Section 8.l of the Loan Agreement is hereby amended to (i) delete the word "and" after Private Placement Memorandum and insert a semi-colon and
(ii) insert the following at the end of the first sentence:

               ";(v) Indebtedness of the Borrower under the GMAC Guaranty."

          (J) Section 8.2(i) of the Loan Agreement is hereby amended in its entirety to read as follows:

               "(i) Liens on assets of the Borrower (but not BRC) in respect of Indebtedness permitted under Section 8.1 (i)- (iv)."

          SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment is subject to the satisfaction in full of the following conditions (the first date on which all such conditions have been satisfied being herein called the "Effective Date"):

          (A) the Lender shall have received counterparts of this Amendment which, when taken together, bear the signatures of all parties hereto;

          (B) all of the conditions precedent set forth in the Contract of Sale between Andrew Place One LLC and Bel Santa Ana pertaining to the purchase of the Lease shall have been satisfied, unless otherwise waived with the consent of the Secured Parties, and the purchase transaction shall have closed; and

          (C) all legal matters in connection with this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Lender.

          SECTION  3.  REPRESENTATIONS  AND  WARRANTIES.   The  Borrower  hereby
represents and warrants that:

          (A) the representations and warranties contained in the Loan Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof; and

          (B) the Borrower is in compliance with all the terms and provisions set forth in the Loan Agreement and, after giving effect hereto, no Default or Event of Default has occurred and is continuing.

          SECTION 4. FULL FORCE AND EFFECT. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Loan Agreement, the terms "Agreement", "this Agreement" "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment.

          SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION  6.   COUNTERPARTS.   This   Amendment   may  be  executed  in
counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

          SECTION 7. EXPENSES. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of Morgan, Lewis & Bockius LLP, counsel for the Lender.

          SECTION 8. HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

                  IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 6 to be duly executed as of the date first written above.


                                     BELCREST CAPITAL FUND, L.L.C.

                                       BY:  EATON VANCE MANAGEMENT,
                                             as Manager

                                             BY:  /s/  Thomas E. Faust, Jr.
                                                  -------------------------
                                                  Name:  Thomas E. Faust
                                                  Title: Vice President

                                             Address:         24 Federal Street
                                                              Boston, MA  02110
                                              Telephone No.:  617-482-8260
                                              Telecopier No.: 617-482-3836


                                     MERRILL LYNCH CAPITAL SERVICES, INC.


                                     BY:  /s/ Roger A. Baum
                                          --------------------
                                          Name:  Roger A. Baum
                                          Title: Authorized Signatory

                                     Address:  Merrill Lynch World Headquarters,
                                               World Financial Center
                                               North Tower, 22nd Floor
                                               250 Vessey Street
                                               New York, New York   10281-1322
                                     Telephone No.:   212-449-0291
                                     Telecopier No.:  212-449-1788

          The Lender is a member of The Securities and Futures Authority Limited and operates a Client Complaints Procedure. If for any reason the Borrower should have cause for concern or complaint, the Borrower should contact the Manager, PBG Operations, at the Lender's address indicated below.

                                     MERRILL LYNCH INTERNATIONAL
                                       BANK LIMITED


                                     BY:  /s/ Jennifer A. Bereska
                                          -----------------------
Executed in London,                       Name:  Jennifer A. Bereska
England on ________, 1999                 Title: Associate Director
                                     Address: 123 Buckingham Palace Road
                                              5th Floor
                                              London SW1 W9TD
                                              England
                                     Telephone No.:011-44-171-808-5289
                                     Telecopier No.:011-44-171-808-5312

AGREED TO:

MERRILL LYNCH INTERNATIONAL
  PRIVATE FINANCE LIMITED


By:  /s/ G. Frederick Reinhardt
     --------------------------
     Name: G. Frederick Reinhardt
     Title:Vice President
   Address:  65 East 55th Street
             29th Floor
             New York, New York 10022
Telephone No.:  212-610-2041
Telecopier No.: 212-610-2080